As filed with the Securities and Exchange Commission on May 4, 2001

                                          Securities Act File No. ____________
                                      Investment Company Act File No. 811-5576

==============================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                               -----------------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               -----------------

/ /                       Pre-Effective Amendment No.
/ /                      Post-Effective Amendment No.
                       (Check appropriate box or boxes)

                               -----------------

                  Merrill Lynch Global Technology Fund, Inc.
            (Exact Name of Registrant as Specified in its Charter)

                               -----------------

                                (609) 282-2800
                       (Area Code and Telephone Number)

                               -----------------

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices:
                    Number, Street, City, State, Zip Code)

                               -----------------

                                Terry K. Glenn
                  Merrill Lynch Global Technology Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                               -----------------

                                  Copies to:

    Frank P. Bruno, Esq.                 Michael J. Hennewinkel, Esq.
SIDLEY AUSTIN BROWN & WOOD LLP       MERRILL LYNCH INVESTMENT MANAGERS, L.P.
   One World Trade Center                   800 Scudders Mill Road
New York, New York 10048-0557             Plainsboro, New Jersey 08536

                               -----------------

         Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
         Title of Securities Being Registered: Common Stock, Par Value $.10 per share.
         No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.
         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
==============================================================================

                 MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               -----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held On August 31, 2001

                               -----------------

TO THE STOCKHOLDERS OF
        MERRILL LYNCH INTERNET STRATEGIES FUND, INC.:

         NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Merrill Lynch Internet Strategies Fund, Inc. ("Internet Strategies Fund") will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, August 31, 2001 at 10:00 a.m., Eastern time, for the following purposes:

         (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") providing for (a) the acquisition by Internet Strategies Fund of all of the assets and the assumption by Internet Strategies Fund of all of the liabilities of Master Internet Strategies Trust ("Internet Trust") in return for all of the beneficial interests in Internet Trust owned by Internet Strategies Fund and (b) the acquisition by Merrill Lynch Global Technology Fund, Inc. ("Global Technology Fund") of all of the assets, and the assumption by Global Technology Fund of all of the liabilities, of Internet Strategies Fund in return solely for an equal aggregate value of newly-issued shares of Global Technology Fund. The Agreement and Plan of Reorganization also provides for distribution of such shares of Global Technology Fund to stockholders of Internet Strategies Fund in liquidation of Internet Strategies Fund. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Internet Strategies Fund and the termination of its registration under the Investment Company Act of 1940, as amended; and

         (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

         The Board of Directors of Internet Strategies Fund has fixed the close of business on June 8, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         A complete list of the stockholders of Internet Strategies Fund entitled to vote at the Meeting will be available and open to the examination of any stockholders of Internet Strategies Fund for any purpose germane to the Meeting during ordinary business hours from and after August 17, 2001 at the offices of Internet Strategies Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

         You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Internet Strategies Fund.

         If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-888-503-4263.

                                       By Order of the Board of Directors,


                                       SUSAN B. BAKER
                                       Secretary

Plainsboro, New Jersey
Dated:                          , 2001

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION

                              PROXY STATEMENT OF
                 MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
                 FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS

                             ---------------------


                                 PROSPECTUS OF
                  MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                (609) 282-2800

                             ---------------------

                         To Be Held On August 31, 2001

                             ---------------------

         This Proxy Statement and Prospectus is furnished to you because you are a stockholder of Merrill Lynch Internet Strategies Fund, Inc. ("Internet Strategies Fund").

         Internet Strategies Fund is organized in a master/feeder structure. The master fund is Master Internet Strategies Trust ("Internet Trust"). The only assets of Internet Strategies Fund are beneficial interests in Internet Trust, and Internet Strategies Fund is currently the only feeder fund holding beneficial interests in Internet Trust. Stockholders are being asked to consider a two-step transaction.

         FIRST, Internet Strategies Fund will acquire all of the assets and liabilities of Internet Trust in return for the beneficial interests in Internet Trust held by Internet Strategies Fund.

         SECOND, Merrill Lynch Global Technology Fund, Inc. ("Global Technology Fund") will acquire all the assets and liabilities of Internet Strategies Fund in return for shares of Global Technology Fund.

         These two transactions will be referred to in this Proxy Statement and Prospectus together as the "Reorganization." It is intended that the Reorganization will be a tax-free reorganization for federal income tax purposes. Stockholders should consult their tax advisers for details concerning their individual situation.

         A Special Meeting of Stockholders of Internet Strategies Fund will be held on August 31, 2001 for the purpose of obtaining stockholder approval of the Reorganization (the "Meeting").

         This Proxy Statement and Prospectus sets forth concisely the information about Global Technology Fund that stockholders should know before considering the Reorganization and should be retained for future reference. Internet Strategies Fund authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.
                                                      (continued on next page)

                             ---------------------

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

                              ------------------

     The date of this Proxy Statement and Prospectus is            , 2001

         The Board of Directors of Internet Strategies Fund has fixed the close of business on June 8, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders of Internet Strategies Fund on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, Internet Strategies Fund had Class A, Class B, Class C and Class D shares outstanding.

         The current prospectus relating to Global Technology Fund, dated July 21, 2000, as supplemented (the "Global Technology Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. In addition, the Annual Report to Shareholders of Global Technology Fund for the fiscal year ended March 31, 2001 also accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. A statement of additional information relating to Global Technology Fund, dated July 21, 2000 (the "Global Technology Statement"), a prospectus relating to Internet Strategies Fund, dated May __, 2001 (the "Internet Strategies Fund Prospectus") and a statement of additional information relating to Internet Strategies Fund, dated May __, 2001 (the "Internet Strategies Fund Statement") have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing to each Fund at the address above, or by calling 1-800-456-4587, ext. 123. The Internet Strategies Fund Prospectus is incorporated herein by reference.

         A statement of additional information relating to the Reorganization (the "Reorganization Statement of Additional Information") is on file with the Commission. It is available from Global Technology Fund without charge upon oral request by calling 1-800-456-4587, ext. 123 or upon written request by writing Global Technology Fund at its principal executive offices. The
Reorganization Statement of Additional Information, dated               ,
2001 is incorporated by reference into this Proxy Statement and Prospectus.

         The address of the principal executive offices of Global Technology Fund, Internet Strategies Fund and Internet Trust is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

                                    TABLE OF CONTENTS

                                                                                   Page

INTRODUCTION........................................................................1

SUMMARY.............................................................................1

   The Reorganization...............................................................1
   What Stockholders Will Receive in the Reorganization.............................2
   Reasons for the Reorganization...................................................2
   Pro Forma Fee Tables.............................................................4

RISK FACTORS AND SPECIAL CONSIDERATIONS............................................12

COMPARISON OF THE FUNDS............................................................18

   Financial Highlights............................................................18
   Investment Objectives...........................................................21
   Investment Policies.............................................................21
   Other Investment Policies.......................................................23
   Information Regarding Options, Futures and Foreign Exchange Transactions........25
   Investment Restrictions.........................................................25
   Management......................................................................25
   Purchase of Shares..............................................................26
   Redemption of Shares............................................................27
   Performance.....................................................................27
   Code of Ethics..................................................................27
   Stockholder Rights..............................................................28
   Dividends.......................................................................28
   Automatic Dividend Reinvestment Plan............................................28
   Tax Information.................................................................28
   Portfolio Transactions..........................................................29
   Portfolio Turnover..............................................................29
   Additional Information..........................................................29

THE REORGANIZATION.................................................................30

   General.........................................................................30
   Procedure.......................................................................30
   Terms of the Agreement and Plan.................................................31
   Potential Benefits to Stockholders as a Result of the Reorganization............32
   Tax Consequences of the Reorganization..........................................33
   Capitalization..................................................................34

INFORMATION CONCERNING THE SPECIAL MEETING.........................................35

   Date, Time and Place of Meeting.................................................35
   Solicitation, Revocation and Use of Proxies.....................................35
   Record Date and Outstanding Shares..............................................35
   Security Ownership of Certain Beneficial Owners and Management of Internet
   Strategies Fund and Global Technology Fund......................................35
   Voting Rights and Required Vote.................................................36

ADDITIONAL INFORMATION.............................................................36

LEGAL PROCEEDINGS..................................................................37

LEGAL OPINIONS.....................................................................37

EXPERTS............................................................................37

STOCKHOLDER PROPOSALS..............................................................37

AGREEMENT AND PLAN OF REORGANIZATION..............................................I-1

                                 INTRODUCTION

         This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Internet Strategies Fund for use at a special meeting of stockholders of Internet Strategies Fund (the "Meeting") to be held at the offices of Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey on Friday, August 31, 2001 at 10:00 a.m., Eastern time. The mailing address for Internet Strategies Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and
Prospectus is             , 2001.

         Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Internet Strategies Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization among Global Technology Fund, Internet Strategies Fund and Internet Trust (the "Agreement and Plan").

         Stockholders of Internet Strategies Fund will be entitled to receive the same class of shares of Global Technology Fund (i.e., Class A, Class B, Class C or Class D) (the "Corresponding Shares") as they held in Internet Strategies Fund immediately prior to the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges ("CDSCs")), if any, shall apply to Corresponding Shares as applied to shares of Internet Strategies Fund immediately prior to the Reorganization and stockholders will not be subject to any additional fees or sales charges as a result of the Reorganization. The aggregate net asset value of the Corresponding Shares of Global Technology Fund to be issued to the stockholders of Internet Strategies Fund will equal the aggregate net asset value of the outstanding shares of Internet Strategies Fund as set forth in the Agreement and Plan. Internet Strategies Fund, Internet Trust and Global Technology Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. The Fund resulting from the Reorganization is sometimes referred to herein as the "Combined Fund."

         Approval of the Agreement and Plan will require the affirmative vote of stockholders of Internet Strategies Fund representing a majority of the total number of votes entitled to be cast thereon by the stockholders of Internet Strategies Fund. Stockholders of Internet Strategies Fund will vote as a single class on the proposal to approve the Agreement and Plan. See "Information Concerning the Special Meeting."

         The Board of Directors of Internet Strategies Fund knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         This Proxy Statement and Prospectus serves as a prospectus of Global Technology Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Global Technology Fund to Internet Strategies Fund pursuant to the terms of the Agreement and Plan.

                                    SUMMARY

         The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

         At a meeting of the Board of Directors of Internet Strategies Fund and the Board of Trustees of Internet Trust held on April 30, 2001, the Boards approved the proposals that (i) Internet Strategies Fund acquire all of the assets and assume all of the liabilities of Internet Trust in return for all of its beneficial interests in Internet Trust, and (ii) Global Technology Fund acquire all of the assets and assume all of the liabilities of Internet Strategies Fund in return for newly issued shares of common stock of Global Technology Fund to be distributed to the stockholders of Internet Strategies Fund.

What Stockholders Will Receive in the Reorganization

         If the Agreement and Plan is approved and the Reorganization is consummated:

          o Global Technology Fund will acquire the assets and liabilities of Internet Strategies Fund;

          o    you will become a stockholder of Global Technology Fund; and

          o    you will receive shares of common stock of Global
               Technology Fund that are the same class (the "Corresponding Shares") and that have the same aggregate net asset value as the shares of Internet Strategies Fund you currently hold.

         Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Reasons for the Reorganization

         The Board of Directors of Internet Strategies Fund has approved the Agreement and Plan and recommends that you vote to approve the Agreement and Plan.

         The Board of Directors of Internet Strategies Fund has determined that Internet Strategies Fund stockholders are likely to benefit from the Reorganization and believe that it is in the best interests of Internet Strategies Fund and its stockholders.

         In reaching its decision the Board considered a number of factors including the following:

          o after the Reorganization, Internet Strategies Fund stockholders will be invested in a substantially larger open-end fund (as of March 31, 2001 the net assets of Global Technology Fund were approximately $1.4 billion);

          o after the Reorganization, Internet Strategies Fund stockholders will experience lower expenses per share, economies of scale and greater flexibility in portfolio management;

          o after the Reorganization, Internet Strategies Fund stockholders will be invested in a fund with substantially lower expenses per share;

          o after the Reorganization, Internet Strategies Fund stockholders will be invested in a more diversified fund with a broader portfolio of assets; and

          o Internet Strategies Fund stockholders may redeem their shares or exchange into another Merrill Lynch mutual fund.

         See "Pro Forma Fee Tables" below and "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization."

         If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable thereafter, provided that Internet Strategies Fund and Global Technology Fund have obtained prior to that time an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Internet Strategies Fund, at any time prior to the Closing Date (as defined below), (i) by consent of the Board of Directors of Internet Strategies Fund, the Board of Trustees of Internet Trust and the Board of Directors of Global Technology Fund; (ii) by the Board of Directors of Internet Strategies Fund if any condition to Internet Strategies Fund's obligations has not been fulfilled or waived by such Board; (iii) by the Board of Trustees of Internet Trust if any condition to Internet Trust's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Technology Fund if any condition to Global Technology Fund's obligations has not been fulfilled or waived by such Board.

Pro Forma Fee Tables

         The tables below provide information about the fees and expenses attributable to shares of each Fund and, assuming the Reorganization takes place, the estimated annualized fees and expenses attributable to shares of the Combined Fund.

                         Fee Table for Class A and Class B Stockholders of Internet Strategies Fund,
                         Global Technology Fund and the Pro Forma Combined Fund* as of March 31, 2001
                                                         (unaudited)

                                                     Class A Shares                        Class B Shares (b)
                                          -------------------------------------  --------------------------------------
                                                   Actual                                Actual
                                          -----------------------                 --------------------
                                          Internet       Global       Pro Forma   Internet       Global      Pro Forma
                                          Strategies   Technology     Combined    Strategies   Technology    Combined
                                             Fund         Fund          Fund*        Fund         Fund         Fund*
                                          ----------   ----------     --------    ----------   ----------    --------
Shareholder Fees (fees paid
   directly from shareholder's
   investment)(a):

Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of
   offering price).....................    5.25%(c)     5.25%(c)        5.25%(c)     None         None         None
Maximum Deferred Sales Charge (Load)
   (as a percentage of original
   purchase price or redemption
   proceeds, whichever is lower).......    None(d)       None(d)       None(d)       4.00%(c)    4.00%(c)       4.00%(c)
Maximum Sales Charge (Load) Imposed on
   Dividend Reinvestments..............      None         None          None         None         None         None
Redemption Fee.........................      None         None          None         None         None         None
Exchange Fee...........................      None         None          None         None         None         None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(e):

Management Fee(f)......................       1.00%       0.98%         0.98%        1.00%       0.98%          0.98%
Distribution and/or Service (12b-1)
   Fees(g).............................      None         None          None         1.00%       1.00%          1.00%
Other Expenses (including transfer
   agency fees)(h) (i).................       0.87%       0.37%         0.35%        0.87%       0.37%          0.35%
                                              -----       -----         -----        -----       -----          -----
Total Annual Fund Operating Expenses(i)       1.87%       1.35%         1.33%        2.87%       2.35%          2.33%
                                              =====       =====         =====        =====       =====          =====
-------------------
Footnotes appear on next page

                         Fee Table for Class C and Class D Stockholders of Internet Strategies Fund,
                         Global Technology Fund and the Pro Forma Combined Fund* as of March 31, 2001
                                                         (unaudited)

                                                     Class C Shares                        Class D Shares (b)
                                          -------------------------------------  --------------------------------------
                                                   Actual                                Actual
                                          -----------------------                 --------------------
                                          Internet       Global       Pro Forma   Internet       Global      Pro Forma
                                          Strategies   Technology     Combined    Strategies   Technology    Combined
                                             Fund         Fund          Fund*        Fund         Fund         Fund*
                                          ----------   ----------     --------    ----------   ----------    --------
Shareholder Fees (fees paid
   directly from shareholder's
   investment)(a):

Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of
   offering price).....................      None         None          None          5.25%(c)   5.25%(c)       5.25%(c)
Maximum Deferred Sales Charge (Load)
   (as a percentage of original
   purchase price or redemption
   proceeds, whichever is lower).......       1.00%(c)    1.00%(c)      1.00%(c)     None(d)      None(d)       None(d)
Maximum Sales Charge (Load) Imposed on
   Dividend Reinvestments..............      None         None          None         None         None          None
Redemption Fee.........................      None         None          None         None         None          None
Exchange Fee...........................      None         None          None         None         None          None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(e):

Management Fee(f)......................       1.00%       0.98%         0.98%         1.00%      0.98%          0.98%
Distribution and/or Service (12b-1)
   Fees(g).............................       1.00%       1.00%         1.00%         0.25%      0.25%          0.25%
Other Expenses (including transfer
   agency fees)(h) (i).................       0.87%       0.37%         0.35%         0.87%      0.37%          0.35%
                                              -----       -----         -----         -----      -----          -----
Total Annual Fund Operating Expenses(i)       2.87%       2.35%         2.33%         2.12%      1.60%          1.58%
                                              =====       =====         =====         =====      =====          =====

-----------------

* The expenses for the Combined Fund represent the estimated annualized expenses assuming Global Technology Fund had acquired the assets and assumed the liabilities of Internet Strategies Fund as of March 31, 2001.
(a) In addition, Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch") may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase and will no longer be subject to distribution fees.
(c)   Some investors may qualify for reductions in the sales charge (load).
(d) A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e) The fees and expenses of Internet Strategies Fund include both the expenses of the Fund and the Fund's share of expenses of Internet Trust.
(f) Global Technology Fund has agreed to pay, and the Combined Fund will pay, MLIM a fee at the annual rate of 1.00% of the average daily net assets of Global Technology Fund not exceeding $1.0 billion and 0.95% of the average daily net assets in excess of $1.0 billion. For the fiscal year ended March 31, 2001, MLIM received a fee equal to 0.96% of Global Technology Fund's average daily net assets. For the pro forma Combined Fund as of March 31, 2001, MLIM would have received a fee equal to 0.98% of the Combined Fund's net assets. The management fees of Internet Strategies Fund are paid by Internet Trust.
(g) The Funds call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in the

      (footnotes continued on next page)

      (footnotes continued from preceding page)

      Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B or Class C shares over time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(h) The Funds pay the Transfer Agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended March 31, 2001, Global Technology Fund paid the Transfer Agent fees totaling $4,495,429. For the period March 22, 2000 (commencement of operations) to January 31, 2001, Internet Strategies Fund paid the Transfer Agent fees totaling $1,256,646. Prior to January 1, 2001, MLIM and Fund Asset Management, L.P. ("FAM") provided accounting services to the respective Funds at their own cost. For the fiscal year ended March 31, 2001, Global Technology Fund reimbursed MLIM $453,283 for these services. For the period March 22, 2000 (commencement of operations) to January 31, 2001, Internet Strategies Fund reimbursed FAM $954 for these services and Internet Trust reimbursed FAM $210,729 for these services. As of January 1, 2001, Global Technology Fund and Internet Strategies Fund each have entered into an agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street provides certain accounting services to each of the Funds. Global Technology Fund and Internet Strategies Fund will pay the cost of these services. In addition, Global Technology Fund and Internet Strategies Fund will reimburse MLIM and FAM, respectively for the cost of certain additional accounting services.
(i) The Fee Table reflects the Funds' net assets as of March 31, 2001, rather than the historical average annual net assets for the respective fiscal periods. In addition, the organizational expenses were fully amortized for Internet Strategies Fund prior to March 31, 2001, and therefore they are not reflected in the above Fee Table.

Examples:

        These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---
                                               1 Year             3 Years            5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------
       Internet Strategies Fund........         $705               $1,082           $1,483            $2,600
       Global Technology Fund..........         $655               $  930           $1,226            $2,064
       Combined Fund+..................         $653               $  924           $1,216            $2,042
------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------
       Internet Strategies Fund........         $690               $1,089           $1,513            $3,017*
       Global Technology Fund..........         $638               $  933           $1,255            $2,499*
       Combined Fund+..................         $636               $  927           $1,245            $2,479*
------------------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------------------
       Internet Strategies Fund........         $390               $  889           $1,513            $3,195
       Global Technology Fund..........         $338               $  733           $1,255            $2,686
       Combined Fund+..................         $336               $  727           $1,245            $2,666
------------------------------------------------------------------------------------------------------------
Class D
------------------------------------------------------------------------------------------------------------
       Internet Strategies Fund........         $729               $1,154           $1,604            $2,848
       Global Technology Fund..........         $679               $1,003           $1,350            $2,325
       Combined Fund+..................         $677               $  998           $1,340            $2,305


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------
                                               1 Year             3 Years            5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------
       Internet Strategies Fund........         $705               $1,082           $1,483            $2,600
       Global Technology Fund..........         $655               $  930           $1,226            $2,064
       Combined Fund+..................         $653               $  924           $1,216            $2,042
------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------
       Internet Strategies Fund........         $290               $  889           $1,513            $3,017*
       Global Technology Fund..........         $238               $  733           $1,255            $2,499*
       Combined Fund+..................         $236               $  727           $1,245            $2,479*
------------------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------------------
       Internet Strategies Fund........         $290               $  889           $1,513            $3,195
       Global Technology Fund..........         $238               $  733           $1,255            $2,686
       Combined Fund+..................         $236               $  727           $1,245            $2,666
------------------------------------------------------------------------------------------------------------
Class D
------------------------------------------------------------------------------------------------------------
       Internet Strategies Fund........         $729               $1,154           $1,604            $2,848
       Global Technology Fund..........         $679               $1,003           $1,350            $2,325
       Combined Fund+..................         $677               $  998           $1,340            $2,305

-----------------
+   Assumes the Reorganization had taken place on March 31, 2001.
*   Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.

         The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that an Internet Strategies Fund or Global Technology Fund stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See "Summary," "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."


Internet Strategies Fund....................   Internet  Strategies  Fund was  incorporated  under  the laws of the
                                               State of Maryland on January 7, 2000.  Internet  Strategies  Fund is
                                               a non-diversified, open-end investment company.

                                               As of March 31, 2001, Internet Strategies Fund had net assets of approximately
                                               $214.8 million.

                                               Internet Strategies Fund is a "feeder" fund that invests all of its assets in
                                               Internet Trust, which has the same investment objective as Internet Strategies
                                               Fund. All investments are made at the Internet Trust level. This structure is sometimes called a "master/feeder" structure. As of the record date for the determination of stockholders of Internet Strategies Fund entitled to vote on the Reorganization, Internet Strategies Fund will be the only "feeder fund" of
                                               Internet Trust and will own all the outstanding beneficial interests of
                                               Internet Trust.

Global Technology Fund......................   Global Technology Fund was incorporated  under the laws of the State of  Maryland  on  March  24,  1998.  Global  Technology  Fund  is  a
                                               diversified, open-end investment company.

                                               As of March 31, 2001, Global Technology Fund had net assets of approximately
                                               $1.4 billion.

Comparison of the Funds.....................   Investment Objective and Policies. The Funds have similar, though not identical, investment objectives. Global Technology Fund seeks long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of MLIM, derive a substantial portion of their income from products and services in technology related industries. Internet
                                               Strategies Fund seeks long term growth of capital through investment primarily in equity securities of issuers that FAM believes will use the Internet as a component of their business strategies.

                                               Global Technology Fund invests in equity, debt and money market securities. The proportion that Global Technology Fund invests in each category at any given time depends on management's view of how attractive that category appears relative to the others. Under normal market conditions, at least 65% of Global Technology
                                               Fund's total assets will be invested in equity securities of technology related issuers engaged in one of the following industries: telecommunications, telecommunications equipment, data communications equipment, personal computers, computer systems, computer components, peripherals, semiconductors, semiconductor capital equipment, contract manufacturers, optical components and networking equipment, internet companies, software companies, diversified technology companies, information technology services and companies involved in the distribution and servicing of these products, from at least three different countries, including the United States. However, Global Technology Fund's
                                               portfolio will generally include both equity and debt securities. Global
                                               Technology Fund may invest all of its assets in foreign securities when Fund management expects these investments to outperform United States securities.

                                               In contrast to Global Technology Fund, Internet Strategies Fund invests primarily in equity securities consisting of common stock, preferred stock, rights and warrants to subscribe to common stock and securities that are convertible into common stock. Under normal market conditions, Internet
                                               Strategies Fund invests at least 65% of its total assets in common stock of issuers focusing on applications to be used in connection with the World Wide
                                               Web ("Internet companies") and issuers that use or are developing an internet strategy that FAM believes will significantly benefit the issuers by improving its customer base, cost efficiencies, competitive advantage, and/or business prospects ("Internet-related companies").

                                               Both Global Technology Fund and Internet Strategies Fund may invest up to 35%
                                               of their assets in other types of securities, including non-convertible debt securities, mortgage backed securities, cash or cash equivalents and investment grade, short-term securities including money market securities.  In addition, each Fund may invest in securities denominated in currencies other than the U.S. dollar.

                                               Each Fund may borrow for temporary emergency purposes including to meet redemptions. Both Global Technology Fund and Internet Strategies Fund are
                                               permitted to borrow up to 33 1/3% of their respective total assets for such purposes.

                                               Portfolio Management. MLIM serves as the manager and Merrill Lynch Asset
                                               Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for Global
                                               Technology Fund. Because Internet Strategies Fund invests all of its assets in shares of Internet Trust and does not invest directly in portfolio securities it does not require investment advisory services. All portfolio management for
                                               Internet Strategies Fund occurs at the Internet Trust level. FAM serves as investment adviser and MLAM U.K. acts as sub-adviser to Internet Trust. Paul
                                               G. Meeks has served as portfolio manager for Global Technology Fund since its inception in 1998 and as portfolio manager of Internet Strategies Fund since its inception in 2000.

                                               Advisory Fees. Pursuant to a management agreement between Global Technology
                                               Fund and MLIM, Global Technology Fund pays MLIM a monthly fee at the annual rate of 1.00% of its average daily net assets not exceeding $1.0 billion and
                                               0.95% of its average daily net assets in excess of $1.0 billion. Pursuant to an investment advisory agreement between Internet Trust and FAM, Internet
                                               Trust pays FAM a monthly fee at the annual rate of 1.00% of its average daily net assets. After the Reorganization the advisory fee paid by the Combined
                                               Fund would be at Global Technology Fund's potentially lower rate.

                                               12b-1 Fees. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, the Funds pay fees in connection with account maintenance and/or service for each of Classes B, C and D ("12b-1 fees"). See "Comparison of the Funds -- Management."

                                               Set forth below is a comparison of the 12b-1 fees for the Funds:

                                               12b-1  Annual  Fee  Rates (as a  percentage  of  average  daily net assets)
                                               --------------------------------------------------------------------------

                                               Share Class       Global Technology Fund          Internet Strategies Fund
                                               -----------       ----------------------          ------------------------
                                                Class B                    1.00%                         1.00%
                                                Class C                    1.00%                         1.00%
                                                Class D                    0.25%                         0.25%


                                               Class Structure. Each Fund uses the Merrill Lynch Select Pricing(SM) System under which four classes of shares are offered with different sales charge arrangements. The Class A, Class B, Class C and Class D shares issued by
                                               Global Technology Fund are identical in all respects to the Class A, Class B,
                                               Class C and Class D shares issued by Internet Strategies Fund, except that they represent ownership interests in a different investment portfolio.

                                               See "Comparison of the Funds--Purchase of Shares" and "--Additional
                                               Information--Stockholder Services."

                                               Overall Expense Ratio. The table below shows the operating expense ratio for each class of shares as of March 31, 2001 for Global Technology Fund, Internet
                                               Strategies Fund and the Combined Fund on a pro forma basis (including class specific distribution and account maintenance fees and excluding any voluntary fee waivers).

                                                                               Operating Expense Ratio
                                                                  -------------------------------------------------
                                                                      Global           Internet
                                                Class of Shares   Technology Fund  Strategies Fund    Combined Fund
                                                ---------------   ---------------  ---------------    -------------
                                                A............            1.35%            1.87%             1.33%
                                                B............            2.35%            2.87%             2.33%
                                                C............            2.35%            2.87%             2.33%
                                                D............            1.60%            2.12%             1.58%

                                               See "Pro Forma Fee Tables" above.


                                               Purchase  of Shares.  Shares of Global  Technology  Fund are offered continuously  for  sale to the  public  in  substantially  the  same manner as shares of Internet  Strategies  Fund.  See  "Comparison of the Funds--Purchase of Shares."

                                               Redemption of Shares. The redemption procedures for shares of Global
                                               Technology Fund are the same as the redemption procedures for shares of
                                               Internet Strategies Fund. For purposes of computing any contingent deferred sales charge ("CDSC") that may be payable upon disposition of Corresponding
                                               Shares of Global Technology Fund acquired by Internet Strategies Fund stockholders in the Reorganization, the holding period of Internet Strategies
                                               Fund shares outstanding on the date the Reorganization takes place will be
                                               "tacked" onto the holding period of the Corresponding Shares of Global
                                               Technology Fund acquired in the Reorganization. See "Comparison of the
                                               Funds--Redemption of Shares."

                                               Dividends. Internet Strategies Fund's policies with respect to dividends are substantially the same as those of Global Technology Fund. See "Comparison of the Funds--Dividends."

                                               Net Asset Value. Both Internet Strategies Fund and Global Technology Fund
                                               determine net asset value of each class of shares once daily as of the close of business on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Both Funds compute net asset value per share in the same manner. See "Comparison of the Funds--Additional
                                               Information--Net Asset Value."

                                               Voting Rights. The corresponding voting rights of the holders of shares of common stock of each Fund are substantially the same. See "Comparison of the
                                               Funds--Additional Information--Capital Stock."

                                               Other Significant Considerations. Stockholder services available to Internet
                                               Strategies Fund stockholders, such as providing the annual and semi-annual reports, are the same as those available to Global Technology Fund stockholders. See "Comparison of the Funds--Additional
                                               Information--Stockholder Services." An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are identical. See
                                               "Comparison of the Funds--Automatic Dividend Reinvestment Plan" and
                                               "--Additional Information--Stockholder Services."

Tax Considerations..........................   Global Technology Fund and Internet Strategies Fund will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Global Technology Fund nor Internet Strategies Fund will recognize gain or loss on the transaction, and Internet Strategies Fund stockholders will not recognize gain or loss upon the receipt of Global
                                               Technology Fund shares in the Reorganization. Consummation of the
                                               Reorganization is subject to the receipt of such opinion. The Reorganization will not affect the status of Global Technology Fund as a regulated investment company.

                                               As of March 31, 2001, both Internet Strategies Fund and Global Technology Fund had significant undistributed net realized capital losses and both had significant net unrealized capital losses. After the Reorganization, and subject to certain limitations, the stockholders of each Fund could benefit from the ability of the Fund to share in a portion of the other Fund's unrealized capital losses. However, because of Global Technology Fund's much greater size, the per share value of the unrealized capital losses to Internet
                                               Strategies Fund stockholders will be diluted as a result of the
                                               Reorganization. See "The Reorganization--Tax Consequences of the
                                               Reorganization."

                                               Stockholders of Internet Strategies Fund should consult their tax advisers concerning their individual situation.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

         Many of the investment risks associated with an investment in Global Technology Fund are substantially similar to the investment risks associated with an investment in Internet Strategies Fund. These investments risks also will apply to an investment in the Combined Fund after the Reorganization. Such risks include market and selection risk, foreign market risk and technology related securities risk. The principal differences in risk between Internet Strategies Fund and Global Technology Fund result from the fact that Internet Strategies Fund has greater exposure to the risks associated with investments in securities of Internet and Internet-related companies. The main risk of Internet and Internet-related companies is that these companies comprise a relatively new industry and the equity securities of such companies historically have been extremely volatile, increasing the risk that the value of those securities, and the value of Internet Strategies Fund, may go down. Internet Strategies Fund's focus on the securities of Internet and Internet-related companies exposes Internet Strategies Fund to the price movements of companies in one sector of technology stocks more than Global Technology Fund, which is focused in the technology sector of which Internet and Internet-related companies is only one segment. Additionally, Internet Strategies Fund may engage in short sales and Global Technology Fund does not. Another of the principal differences in risk is that to the extent that Internet Strategies Fund, as a non-diversified fund, may invest in fewer issuers than Global Technology Fund, as a diversified fund, Internet Strategies Fund's respective exposure to credit, selection and market risks associated with a single issuer may be greater than that of Global Technology Fund.

         The risk factors to which an investment in Global Technology Fund is subject are set forth below and in the Global Technology Fund Prospectus that accompanies this Proxy Statement and Prospectus under the caption "Details about the Fund -- Investment Risks." It is expected that the Reorganization itself will not adversely affect the rights of stockholders of any of the Funds or create additional risks.

         Except where noted, each Fund is subject to the following risks:

         Market and Selection Risk. Market risk is the risk that the stock market in one or more countries in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, relevant indices or other funds with similar investment objectives and investment strategies.

         Foreign Market Risk. Investing in foreign securities offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

         Borrowing and Leverage Risk. Global Technology Fund and Internet Strategies Fund are each subject to a fundamental investment restriction which provides that each Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. A fundamental investment restriction may not be changed without stockholder approval. As a non-fundamental investment restriction, which may be changed by each Fund's Board of Directors without stockholder approval, each Fund is further limited and may not borrow money or pledge its assets, except that either Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Certain securities that a Fund buys may create leverage, including options, derivatives, forward commitments and warrants.

         Securities Lending. Each Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, each Fund may lose money and there may be a delay in recovering the loaned securities. Each Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to each Fund.

         Warrants. A warrant gives each Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. A Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if a Fund can exercise it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

         Derivatives. Each Fund may use derivative instruments, including futures, forwards, options, indexed securities, and inverse securities. Global Technology Fund may also invest in swap agreements. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as Standard & Poor's 500 Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

                  Credit risk -- The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

                  Currency risk -- The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

                  Leverage risk -- The risk associated with certain types of investments or trading strategies such as borrowing money to increase the amount of investments that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

                  Liquidity risk -- The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

         Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

         Convertibles. Each Fund may invest in convertible securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risks as the underlying common stock.

         Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

         Restricted Securities. Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

         Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

         Standby Commitment Agreements. Standby commitment agreements involve the risk that the security will lose value prior to its delivery to a Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case a Fund has lost the investment opportunity for assets it had set aside to pay for the security and any gain in the security's price.

         When Issued Securities, Delayed Delivery Securities and Forward Commitments. When issued securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

         Depositary Receipts. Each Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts and Global Depositary Receipts each evidence a similar ownership arrangement. Each Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

         Repurchase Agreements; Purchase and Sale Contracts. Each Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.

         Technology Related Risk. Both Global Technology Fund and Internet Strategies Fund may invest in the securities of companies that share the characteristics common to small cap and emerging growth securities including limited product lines or markets. Such securities may be less financially secure than larger, more established companies, may depend on a small number of key personnel, and may trade in lower volumes than larger, more established companies. As a result such companies may be subject to abrupt or erratic price movements and more unpredictable price changes than the stock market as a whole.

         Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to government regulation and may therefore be adversely affected by governmental policies.

         Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair each Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

         Currency Risk. Securities in which Global Technology Fund and Internet Strategies Fund invest may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

         Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

         Certain Risks of Holding Fund Assets Outside the United States. Both Global Technology Fund and Internet Strategies Fund generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for each Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

         Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for each Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

         European Economic and Monetary Union (EMU). Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect Global Technology Fund and Internet Strategies Fund in a number of situations, including as follows:

If the transition to euro, or EMU as a whole, does not continue to proceed as planned, each Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

Withdrawal from EMU by a participating country could also have a negative effect on each Fund's investments, for example if securities redenominated in euros are transferred back into that country's national currency.

         An investment in Global Technology Fund is subject to certain additional risks described below, that are not applicable to an investment in Internet Strategies Fund.

         Inverse Floating Rate Securities. Global Technology Fund may invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject Global Technology Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages Global Technology Fund's investment. Inverse floaters are derivative securities and can be considered speculative. Inverse securities involve credit risk and may involve currency risk, leverage risk and liquidity risk.

         Swap Agreements. Global Technology Fund may invest in equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements involve the risk that the party with whom Global Technology Fund has entered into the swap will default on its obligation to pay Global Technology Fund and the risk that Global Technology Fund will not be able to meet its obligations to pay the other party to the agreement. Global Technology Fund will enter into an equity swap transaction only if, immediately following the time Global Technology Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which Global Technology Fund is a party would not exceed 5% of Global Technology Fund's net assets.

         An investment in Internet Strategies Fund is subject to certain additional risks described below, that are not applicable to an investment in Global Technology Fund.

         Short Sales. Internet Strategies Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale, as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

         Because making short sales in securities that it does not own exposes the Fund to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if Internet Strategies Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 10% of the outstanding securities of that class.

                            COMPARISON OF THE FUNDS

Financial Highlights

         Global Technology Fund. The financial information in the table below, has been audited in conjunction with the annual audits of the financial statements of Global Technology Fund by __________________, independent auditors.

         The following per share data and ratios have been derived from information provided in the financial statements.

                                                       Class A                                Class B
                                          ----------------------------------------------------------------------------
                                                                  For the                                  For the
                                                                Period June                              Period June
                                          For the Year Ended    26, 1998+ to  For the Year Ended March   26, 1998+ to
                                               March 31,         March 31,                31,             March 31,
Increase (Decrease) in Net Asset Value:      2001     2000          1999          2001          2000         1999
                                          ----------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                $  13.59      $ 10.00                   $  13.48       $ 10.00
                                          --------  ----------    --------                  ---------      -------
Investment loss-- net...............                    (.16)++      (.05)                      (.35)++       (.13)
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions-- net...............                   16.38         3.64                      16.15          3.61
                                          --------  ----------    --------                  ---------      -------
Total from investment operations....                   16.22         3.59                      15.80          3.48
Less distributions in excess of
realized gain on investments-- net                      --            --                        --            --
                                          --------  ----------    --------                  -----------   --------
Net asset value, end of period......                $  29.81      $ 13.59                   $  29.28      $  13.48
                                          ========  ==========    ========                  ===========   ========

Total Investment Return:*
Based on net asset value per share..                  119.35%       35.90%#                   117.21%        34.80%#
                                          =======   ==========    ========                  ===========   ========
Ratios to Average Net Assets:
Expenses............................                    1.11%        1.25%**                    2.13%         2.27%**
                                          =======   ==========    ========                  ===========   ========
Investment loss-- net...............                    (.70%)       (.74%)**                  (1.75%)       (1.76%)**
                                          =======   ==========    ========                  ===========   ========
Supplemental Data:
Net assets, end of period (in
thousands)..........................                $ 853,810     $41,382                   $2,234,836     $565,111
                                          ======    ==========    ========                  ===========   ========
Portfolio turnover..................                   60.03%      49.72%                       60.03%       49.72%
                                          ======    ==========    ========                  ===========   ========
-------------
*        Total investment returns exclude the effects of sales charges.
**       Annualized.
+        Commencement of operations.
++       Based on average shares outstanding.
#        Aggregate total investment return.

                             Global Technology Fund -- Financial Highlights (continued)

                                                       Class C                                Class D
                                         ------------------------------------ ----------------------------------------
                                          For the Year Ended        For the     For the Year Ended March       For the
                                               March 31,          Period June              31,               Period June
                                                                  26, 1998+ to                               26, 1998+ to
                                                                   March 31,                                  March 31,
Increase (Decrease) in Net Asset Value:      2001     2000            1999          2001          2000           1999
                                         ------------------------------------ ----------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                 $ 13.48       $ 10.00                       $ 13.56        $ 10.00
                                           -------   --------      ---------       -------       ---------      --------
Investment loss-- net...............                    (.35)++       (.13)                         (.20)++       (.07)
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions-- net...............                   16.15          3.61                          16.32          3.63
                                           -------   --------      ---------       -------       ---------      --------
Total from investment operations....                   15.80          3.48                          16.12          3.56
                                           -------   --------      ---------       -------       ---------      --------
Less distributions in excess of
realized gain on investments-- net                      --             --                             --            --
Net asset value, end of period......                 $ 29.28       $  13.48                      $ 29.68        $ 13.56
                                           =======   ========      =========       =======       ========       ========
Total Investment Return:*
Based on net asset value per share..                  117.21%         34.80%#                     118.88%         35.60%#
                                           =======   ========      =========       =======       ========       ========
Ratios to Average Net Assets:
Expenses............................                    2.14%         2.28%**                       1.37%          1.50%**
                                           =======   ========      =========       =======       ========       ========
Investment loss-- net...............                   (1.76%)       (1.76%)**                      (.98%)        (1.00%)**
                                           =======   ========      =========       =======       ========       ========
Supplemental Data:
Net assets, end of period (in
thousands)..........................                 $446,669      $127,461                      $473,672       $115,110
                                           =======   ========      =========       =======       ========       ========
Portfolio turnover..................                    60.03%       49.72%                        60.03%         49.72%
                                           =======   ========      =========       =======       ========       ========
-----------
*        Total investment returns exclude the effects of sales charges.
**       Annualized.
+        Commencement of operations.
++       Based on average shares outstanding.
#        Aggregate total investment return.

Internet Strategies Fund. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Internet Strategies Fund by __________________________________ ,
independent auditors.

         The following per share data and ratios have been derived from information provided in the financial statements:

                                                        For the Period March 22, 2000+ to January 31, 2001
                                         ---------------------------------------------------------------------------------
                                               Class A             Class B             Class C              Class D
                                         -------------------- ------------------- ------------------- --------------------
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period.......    $ 10.00              $ 10.00             $ 10.00             $ 10.00
                                               --------             --------            --------            --------
Investment loss-- net......................       (.04)                (.10)               (.11)               (.05)
Realized and unrealized loss on
investments and foreign currency
transactions from the Trust--net...........      (5.72)               (5.69)              (5.69)              (5.72)
                                               --------             --------            --------            --------
Total from investment operations...........      (5.76)               (5.79)              (5.80)              (5.77)
                                               --------             --------            --------            --------
Net asset value, end of period                 $  4.24              $  4.21             $  4.20             $  4.23
                                               ========              ========           =========            ========
Total Investment Return:**
Based on net asset value per share.........    (57.60%)#             (57.90%)#           (58.00%)#           (57.70%)#
                                               ========              ========           =========            ========
Ratios to Average Net Assets:
Expenses++.................................      1.33%*                2.36%*              2.37%*              1.58%*
                                               ========              ========           =========            ========
Investment loss-- net......................      (.56%)*              (1.60%)*            (1.60%)*             (.81%)*
                                               ========              ========           =========            ========
Supplemental Data:
Net assets, end of period (in
thousands).................................    $ 67,170              $194,463           $ 108,018            $ 45,049
                                               ========              ========           =========            ========
Portfolio turnover from the Trust..........      86.79%                86.79%              86.79%              86.79%
                                               ========              ========           =========            ========
----------------
  *      Annualized.
 **      Total investment returns exclude the effects of sales charges.
  +      Commencement of operations.
 ++      Includes Internet Strategies Fund's share of Internet Trust's allocated expenses.
  #      Aggregate total investment return.

Investment Objectives

         The investment objectives of Global Technology Fund and Internet Strategies Fund are similar, though not identical. Global Technology Fund seeks long term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of MLIM, derive a substantial portion of their income from products and services in technology related industries. Internet Strategies Fund seeks long term growth of capital through investment primarily in equity securities of issuers that FAM believes will use the Internet as a component of their business strategies. The investment objective of each Fund described in this paragraph is a fundamental policy of that Fund and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities.

         No assurance can be given that, after the Reorganization, Global Technology Fund will achieve its investment objective.

Investment Policies

         Global Technology Fund invests in equity, debt and money market securities. The proportion that Global Technology Fund invests in each category at any given time depends on management's view of how attractive that category appears relative to the others. Under normal market conditions, at least 65% of Global Technology Fund's total assets will be invested in equity securities of technology related issuers engaged in one of the following industries: telecommunications, telecommunications equipment, data communications equipment, personal computers, computer systems, computer components, peripherals, semiconductors, semiconductor capital equipment, contract manufacturers, optical components and networking equipment, internet companies, software companies, diversified technology companies, information technology services and companies involved in the distribution and servicing of these products, from at least three different countries, including the United States. However, Global Technology Fund's portfolio will generally include both equity and debt securities. Global Technology Fund may invest all of its assets in foreign securities when management expects these investments to outperform United States securities. Under normal circumstances, Global Technology Fund may invest up to 35% of its assets in other types of securities, including non-convertible debt securities, mortgage backed securities, cash or cash equivalents and investment grade, short-term securities including money market securities. Global Technology Fund may also invest up to 25% of its total assets in any particular industry sector. Global Technology Fund may invest in debt securities of any maturity.

         Internet Strategies Fund invests primarily in equity securities consisting of common stock, preferred stock, rights and warrants to subscribe to common stock and securities that are convertible into common stock. Under normal market conditions, Internet Strategies Fund invests at least 65% of its total assets in common stock issued by Internet and Internet-related companies. Like Global Technology Fund, (a) under normal circumstances, Internet Strategies Fund may invest up to 35% of its assets in other types of securities, including non-convertible debt securities, mortgage backed securities, cash or cash equivalents and investment grade, short-term securities including money market securities and (b) may invest up to 25% of its total assets in any particular industry sector.

         Securities. Global Technology Fund invests in equity securities, primarily common stock. A majority of Global Technology Fund's assets will be invested in the securities of issuers domiciled in the United States, Japan, other Asia-Pacific countries, Western Europe and Israel. Internet Strategies Fund also invests in equity securities, primarily common stock. To a lesser degree, Internet Strategies Fund may also invest in other equity securities including, but not limited to, securities convertible into common stock, preferred stock, rights and warrants to subscribe to common stock. Each Fund may invest without limitation in foreign securities. Each Fund may also invest in derivative securities for hedging purposes.

         Temporary Investments. Each Fund reserves the right, as a temporary defensive measure, and without limitation, to hold assets in cash or cash equivalents in U.S. dollars or foreign currencies and investment grade, short-term securities including money market securities denominated in U.S. dollars or foreign currencies ("Temporary Investments"). However, Global Technology Fund may hold in excess of 35% of its total assets in Temporary Investments. A portion of each Fund may be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions. Short term investments and temporary defensive positions can be easily sold and have limited risk of loss but may limit a Fund's ability to achieve its investment objective.

         Depositary Receipts. Each Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world. Each Fund may also invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

         Warrants. Each Fund may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. In addition, warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value.

         Convertible Securities. Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, that Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

         Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of that Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. Each Fund may invest in securities restricted to "qualified institutional buyers" under Rule 144A under the Securities Act and in securities of issuers that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer.

         Swap Agreements. Global Technology Fund may invest in equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements involve the risk that the party with whom Global Technology Fund has entered into the swap will default on its obligation to pay Global Technology Fund and the risk that Global Technology Fund will not be able to meet its obligations to pay the other party to the agreement. Global Technology Fund will enter into an equity swap transaction only if, immediately following the time Global Technology Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which Global Technology Fund is a party would not exceed 5% of Global Technology Fund's net assets.

         Investment in Other Investment Companies. Each Fund may invest in other investment companies whose investment objectives and policies are consistent with those of each Fund. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If a Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Other Investment Policies

         Global Technology Fund and Internet Strategies Fund have adopted certain other investment policies as set forth below:

         Borrowing and Leverage. Each Fund is subject to a fundamental investment restriction, which provides that each Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, each Fund is further limited and may not borrow money or pledge its assets, except that either Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.

         Hedging Techniques. Both Global Technology Fund and Internet Strategies Fund may engage in various portfolio strategies to hedge their respective portfolios against investment, interest rate and currency risks. For a description of hedging instruments and risks associated with investment in such instruments, see "Details About the Fund -- Investment Risks -- Derivatives" in the Global Technology Fund Prospectus.

         Standby Commitment Agreements. Each Fund may from time to time enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of equity securities that may be issued and sold to a Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to a Fund.

         There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

         Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions. Each Fund is authorized to engage in certain investment practices involving the use of options, futures and foreign exchange, which may expose each Fund to certain risks.

         Repurchase Agreements and Purchase and Sale Contracts. Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with a Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for a Fund insulated from fluctuations in the market value of the underlying security during such period although, to the extent the repurchase agreement is not denominated in U.S. dollars, a Fund's return may be affected by currency fluctuations. A Fund takes possession of the underlying securities when investing in repurchase agreements. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement and the market value of the underlying security at such time was less than a Fund had paid to the seller, a Fund would realize a loss.

         A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by a Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to a Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. Each Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, together with all other illiquid securities.

         When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. Although each Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, each Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an amount equal to the amount of its commitments in connection with such purchase transactions.

         Short Sales. Internet Strategies Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security may decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, that Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

         Non-Diversified Status. Internet Strategies Fund is classified as a non-diversified fund under the Investment Company Act, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. If a Fund invests in a smaller number of issuers, the Fund's risk is increased because developments affecting an individual issuer may have a greater impact on the Fund's performance. Global Technology Fund is a diversified fund, which means it is required to invest in a greater number of issuers. This lessens the impact an individual issuer may have on Global Technology Fund's performance.

         Suitability. The economic benefit of an investment in each Fund depends upon many factors beyond the control of that Fund. Because of Internet Strategies Fund's emphasis on stocks of Internet and Internet-related companies and Global Technology Fund's emphasis on foreign securities and the technology industries, the Funds should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, investment objectives and an ability to accept the risks associated with investing in foreign securities, including the risk of loss of principal.

Information Regarding Options, Futures and Foreign Exchange Transactions

         Each Fund may engage in certain investment practices including the use of options, futures and foreign exchange. Each Fund may utilize these strategies for hedging purposes, including anticipatory hedges. Each Fund has authority to write (i.e., sell) put or call options, purchase put or call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures.

         For a detailed discussion of the Funds' investment policies regarding futures and options, including the risks associated therewith, see "Details About the Fund -- Investment Risks -- Derivatives" in the Global Technology Fund Prospectus.

Investment Restrictions

         Other than as noted above, Global Technology Fund and Internet Strategies Fund have substantially similar investment restrictions.

Management

         Directors. The Boards of Directors of both Global Technology Fund and Internet Strategies Fund are identical. Each Board consists of eight individuals, seven of whom are not "interested persons" as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operation of their Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Trustees of Internet Trust is identical to the Board of Directors of Internet Strategies Fund.

         Information about the Directors of Global Technology Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

         TERRY K. GLENN (60) -- President and Director(1)(2) -- Executive Vice President of MLIM and its affiliate, FAM (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of FAM Distributors, Inc. ("FAMD") since 1986 and Director thereof since 1991; Director of Financial Data Services, Inc. since 1985; President of Princeton Administrators, L.P. since 1988.

         RONALD W. FORBES (60) -- Director(2)(3) -- 1400 Washington Avenue, Albany, New York 12222. Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

         CYNTHIA A. MONTGOMERY (48) -- Director(2)(3) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UnumProvident Corporation since 1990 and Director, Newell Rubbermaid Inc. since 1995.

         CHARLES C. REILLY (69) -- Director(2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

         KEVIN A. RYAN (68) -- Director(2)(3) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02467. Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

         ROSCOE S. SUDDARTH (65) -- Director(2)(3) -- 7403 MacKenzie Court, Bethesda, Maryland 20817. President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

         RICHARD R. WEST (63)-- Director(2)(3) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander's, Inc. (real estate company).

         EDWARD D. ZINBARG (66) -- Director(2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

--------------
(1)  Interested person, as defined in the Investment Company Act, of the Funds.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which MLIM or FAM acts as the investment adviser or manager.
(3) Member of each Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

         Management and Advisory Arrangements. MLIM serves as the Manager for Global Technology Fund. Because Internet Strategies Fund invests all of its assets in shares of Internet Trust and does not invest directly in portfolio securities it does not require investment advisory services. All portfolio management for Internet Strategies Fund occurs at the Internet Trust level. FAM serves as investment adviser to Internet Trust.

         Pursuant to a management agreement between Global Technology Fund and MLIM, Global Technology Fund pays MLIM a monthly fee at the annual rate of 1.00% of its average daily net assets not exceeding $1.0 billion and 0.95% of its average daily net assets in excess of $1.0 billion. Pursuant to an investment advisory agreement between Internet Trust and FAM, Internet Trust pays FAM a monthly fee at the annual rate of 1.00% of its average daily net assets. After the Reorganization the advisory fee paid by the Combined Fund would be at Global Technology Fund's potentially lower rate.

         MLAM U.K. acts as sub-adviser to both Internet Trust and Global Technology Fund. Pursuant to a sub-advisory agreement between MLIM and MLAM U.K. with respect to Global Technology Fund, MLIM pays MLAM U.K. a fee for providing investment advisory services to MLIM, in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount MLIM actually receives for providing services to Global Technology Fund pursuant to its Management Agreement. Pursuant to a sub-advisory agreement between FAM and MLAM U.K. with respect to Internet Trust, FAM pays MLAM U.K. a fee for providing investment advisory services to FAM, in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount FAM actually receives for providing services to Internet Trust pursuant to its Investment Advisory Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

         The class structure and purchase and distribution procedures for shares of Internet Strategies Fund are substantially the same as those of Global Technology Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto see "Your Account--Merrill Lynch Select Pricing (SM) System," "--Participation in Fee-Based Programs" and "--How to Buy, Sell, Transfer and Exchange Shares" in the Global Technology Fund Prospectus.

Redemption of Shares

         The procedure for redeeming shares of Global Technology Fund is the same as the procedure for redeeming shares of Internet Strategies Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Global Technology Fund acquired by Internet Strategies Fund stockholders in the Reorganization, the holding period of Internet Strategies Fund shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Global Technology Fund acquired in the Reorganization. See "Your Account--Merrill Lynch Select Pricing (SM) System," "--Participation in Fee-Based Programs" and "--How to Buy, Sell, Transfer and Exchange Shares" in the Global Technology Fund Prospectus.

Performance

         General. The following tables provide performance information for each class of shares of Internet Strategies Fund and Global Technology Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.


                                                            Global Technology Fund
                                                          Average Annual Total Return

                                   Class A Shares        Class B Shares       Class C Shares        Class D Shares
                                   --------------        --------------       --------------        --------------
                                  Without   With        Without    With       Without   With       Without    With
                                  Sales     Sales       Sales      Sales      Sales     Sales      Sales      Sales
Period                            Charge    Charge*     Charge     Charge*    Charge    Charge*    Charge     Charge*
------                            ------    -------     ------     -------    ------    -------    ------     -------
Year Ended March 31, 2001...     -65.82%     -67.61%    -66.16%    -67.41%   -66.16%    -66.47%    -65.88%    -67.67%
Inception** through
March 31, 2001..............       0.68%      -1.27%     -0.33%     -1.00%    -0.33%      0.33%      0.45%     -1.49%
--------------
*   Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares, in effect during the periods, is 4.0% and is reduced to 1.0% after four years. Class C shares are subject to a 1.0% CDSC for one year.
**  Class A, Class B, Class C and Class D shares commenced operations on June
    26, 1998.


                                                                 Internet Strategies Fund
                                                               Average Annual Total Return

                                   Class A Shares        Class B Shares        Class C Shares       Class D Shares
                                   --------------        --------------        --------------       --------------
                                  Without    With       Without    With       Without    With       Without    With
                                  Sales      Sales      Sales      Sales      Sales      Sales      Sales      Sales
Period                            Charge     Charge*    Charge     Charge*    Charge     Charge*    Charge    Charge*
------                            ------     -------    ------     -------    ------     -------    ------    -------
Year Ended March 31, 2001...      -74.16%    -75.52%    -74.50%    -75.52%    -74.50%    -74.75%    -74.27%   -75.62%
Inception** through
March 31, 2001..............      -76.07%    -77.03%    -76.37%    -77.07%    -76.37%    -76.37%    -76.17%   -77.39%
--------------
*   Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares, in effect during the periods, is 4.0% and is reduced to 1.0% after four years. Class C shares are subject to a 1.0% CDSC for one year.
**  Class A, Class B, Class C and Class D shares commenced operations on March
    22, 2000.


Code of Ethics

         The Boards of Directors of Global Technology Fund and Internet Strategies Fund and the Board of Trustees of Internet Trust have approved the same Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act that covers the Funds, MLIM, FAM, MLAM U.K. and FAM Distributors, Inc. The Code establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Stockholder Rights

         Stockholders of Global Technology Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Global Technology Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. However, Global Technology Fund will be required to call special meetings of stockholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of Global Technology Fund. Global Technology Fund also would be required to hold a stockholders' meeting to elect new Directors at such time as less than a majority of the Directors holding office have been elected by stockholders. In addition, Global Technology Fund may hold stockholder meetings for approval of certain other matters as required by the Articles of Incorporation of Global Technology Fund. The by-laws of Global Technology Fund require that a special meeting of stockholders be held on the written request of at least a majority of the outstanding shares of Global Technology Fund entitled to vote at the meeting, if such request is in compliance with applicable Maryland law. The voting rights for Directors are not cumulative. Shares of Global Technology Fund to be issued to Internet Strategies Fund stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Global Technology Fund Prospectus. Each share of Global Technology Fund common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Internet Strategies Fund are substantially identical to those described above.

Dividends

         The current policy of Internet Strategies Fund with respect to dividends is substantially identical to the policy of Global Technology Fund. It is each Fund's intention to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.

Automatic Dividend Reinvestment Plan

         Each of the Funds offers its stockholders an Automatic Dividend Reinvestment Plan (the "Plan") with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see "Shareholder Services--Automatic Dividend Reinvestment Plan" in the Global Technology Fund Statement of Additional Information.

         After the Reorganization, a stockholder of Internet Strategies Fund who has elected to receive dividends in cash will continue to receive dividends in cash; all other Internet Strategies Fund stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder's election with respect to the dividends of Global Technology Fund will control unless the stockholder specifically elects a different option at that time.

Tax Information

         The tax consequences associated with investment in shares of Internet Strategies Fund are substantially similar to the tax consequences associated with investment in shares of Global Technology Fund. See "Dividends and Taxes" in the Global Technology Fund Prospectus.

Portfolio Transactions

         The procedures for engaging in portfolio transactions are generally the same for both Internet Strategies Fund and Global Technology Fund. For a discussion of these procedures, see "Portfolio Transactions and Brokerage" in the Global Technology Fund Statement of Additional Information.

         Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

Portfolio Turnover

         Generally, Internet Strategies Fund does not purchase securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to the Manager or Investment Adviser. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rate for Internet Strategies Fund for the period March 22, 2000 (commencement of operations) to January 31, 2001 was 86.79%. The portfolio turnover rates for Global Technology Fund for its fiscal years ended March 31, 2000 and 2001 were 60.03% and 122.11%, respectively. A high portfolio turnover involves certain tax consequences such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund.

Additional Information

         Net Asset Value. Both Global Technology Fund and Internet Strategies Fund determine net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

         Stockholder Services. Global Technology Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Global Technology Fund have an exchange privilege with certain other funds utilizing Select Pricing. Stockholder services available to stockholders of Internet Strategies Fund are identical to the stockholder services of Global Technology Fund. For a description of these services, see "Shareholder Services" in the Global Technology Fund Statement of Additional Information.

         Custodian. Brown Brothers Harriman & Co. acts as custodian of the cash and securities of each Fund. The principal business address of Brown Brothers Harriman & Co. is 40 Water Street, Boston, Massachusetts 02109. It is presently anticipated that Brown Brothers Harriman & Co. will serve as the custodian of the Combined Fund.

         Transfer Agent, Dividend Disbursing Agent and Stockholder Servicing Agent. Financial Data Services, Inc. ("FDS"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of MLIM and FAM, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (the "Transfer Agent"), at the same fee schedule, pursuant to separate agreements with each of the Funds. For the fiscal year ended March 31, 2001, Global Technology Fund paid the Transfer Agent fees totaling $4,495,429. For the period March 22, 2000 to January 31, 2001, Internet Strategies Fund paid the Transfer Agent fees totaling $1,256,646. FDS will serve as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Combined Fund.

         Capital Stock. Global Technology Fund has an authorized capital of 500,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares. Internet Strategies Fund has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Internet Strategies Fund are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Global Technology Fund.

         Stockholder Inquiries. Stockholder inquiries with respect to Internet Strategies Fund and Global Technology Fund may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                              THE REORGANIZATION

General

         Under the Agreement and Plan (attached hereto as Exhibit I), (a) Internet Strategies Fund will acquire all of the assets and assume all of the liabilities of Internet Trust in return for all of its beneficial interests in Internet Trust, (ii) Global Technology Fund will acquire all of the assets and assume all of the liabilities of Internet Strategies Fund in return for newly issued shares of common stock of Global Technology Fund to be distributed to the stockholders of Internet Strategies Fund, and (iii) Internet Strategies Fund and Internet Trust will be deregistered and dissolved. Upon receipt by Internet Strategies Fund of such shares, Internet Strategies Fund will distribute the shares to the holders of shares of Internet Strategies Fund, as described below.

         Generally, the assets transferred by Internet Strategies Fund to Global Technology Fund will equal (a) all investments of Internet Strategies Fund held either directly or indirectly through Internet Trust in its portfolio as of the Valuation Time (as defined in the Agreement and Plan), and
(b) all other assets owned directly or indirectly through Internet Trust by Internet Strategies Fund as of such time.

         Internet Strategies Fund will distribute the shares of Global Technology Fund received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Internet Strategies Fund. The shares of Global Technology Fund received by Internet Strategies Fund stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in Internet Strategies Fund as of the Valuation Time (previously defined as the "Corresponding Shares"). (See "Your Account -- How Shares are Priced" in the Global Technology Fund Prospectus for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Global Technology Fund in the names of all stockholders of Internet Strategies Fund, including stockholders holding Internet Strategies Fund shares in certificate form, and transferring to each stockholder's account the Corresponding Shares of Global Technology Fund representing such stockholder's interest previously credited to the account of Internet Strategies Fund. Stockholders holding Internet Strategies Fund shares in certificate form may receive certificates representing the Corresponding Shares of Global Technology Fund credited to their account in respect of such Internet Strategies Fund shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

         Since the Corresponding Shares of Global Technology Fund will be issued at net asset value and the shares of Internet Strategies Fund will be valued at net asset value for the purposes of the exchange by the stockholders of Internet Strategies Fund of such shares for the Corresponding Shares, the holders of shares of Internet Strategies Fund will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Internet Strategies Fund or Global Technology Fund would hold a reduced percentage of ownership in the Combined Fund than he or she did in Internet Strategies Fund or Global Technology Fund prior to the Reorganization.

Procedure

         On April 30, 2001, the Board of Directors of Internet Strategies Fund and the Board of Trustees of Internet Trust, including all of the Directors/Trustees who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Internet Strategies Fund stockholders for approval. The Board of Directors of Global Technology Fund, including all of the Directors who are not interested persons, approved the Agreement and Plan on April 30, 2001.

         If the stockholders of Internet Strategies Fund approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the fourth calendar quarter of 2001.

         The Board of Directors of Internet Strategies Fund recommends that Internet Strategies Fund stockholders approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

         Valuation of Assets and Liabilities. The respective assets of Internet Strategies Fund, Internet Trust and Global Technology Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Your Account -- How Shares are Priced" in the Global Technology Fund Prospectus. Purchase orders for Internet Strategies Fund shares which have not been confirmed as of the Valuation Time will be treated as assets of Internet Strategies Fund for purposes of the Reorganization; redemption requests with respect to Internet Strategies Fund shares which have not settled as of the Valuation Time will be treated as liabilities of Internet Strategies Fund for purposes of the Reorganization.

         Distribution of Global Technology Fund Shares. On the next full business day following the Valuation Time (the "Closing Date"), Global Technology Fund will issue to Internet Strategies Fund a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Internet Strategies Fund as of the Valuation Time. Each holder of Internet Strategies Fund shares will receive, in exchange for his or her proportionate interest in Internet Strategies Fund, Corresponding Shares of Global Technology Fund of the same class and having the same aggregate net asset value as the Internet Strategies Fund shares held by such stockholder as of the Valuation Time.

         Expenses. The expenses of the Reorganization that are directly attributable to Internet Strategies Fund and the conduct of its business will be deducted from the assets of Internet Strategies Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of the stockholders of Internet Strategies Fund to consider the Reorganization and the expenses related to the solicitation of proxies to be voted at that meeting. The expenses attributable to Global Technology Fund include the costs of printing sufficient copies of its Prospectus and its most recent Annual Report to accompany the Proxy Statement and Prospectus. Certain additional expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of the Agreement and Plan, legal fees, transfer agent fees and audit fees, will be borne equally by the Funds. The expenses of the Reorganization attributable to Internet Strategies Fund are currently estimated to be $714,832 and the expenses of the Reorganization attributable to Global Technology Fund are currently estimated to be $121,963.

         Required Approvals. Under Internet Strategies Fund's Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan requires the affirmative vote of Internet Strategies Fund stockholders representing a majority of the total number of votes issued and outstanding and entitled to vote thereon.

         Deregistration and Dissolution. Following the transfer of the assets and liabilities of (a) Internet Trust to Internet Strategies Fund, and (b) Internet Strategies Fund to Global Technology Fund, each Internet Strategies Fund stockholder will receive Corresponding Shares of Global Technology Fund. In addition, Internet Trust and Internet Strategies Fund each will terminate its registration under the Investment Company Act and its organization under Delaware or Maryland law, as applicable, and will withdraw its authority to do business in any state where it is required to do so.

         Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of Internet Strategies Fund, Internet Trust and Global Technology Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Internet Strategies Fund stockholders, an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Internet Strategies Fund, Internet Trust and Global Technology Fund being confirmed by the respective parties.

         Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Internet Strategies Fund stockholders, prior to the Closing Date, or the Closing Date may be postponed: (i) by consent of the Boards of Directors of Internet Strategies Fund and Global Technology Fund and the Board of Trustees of Internet Trust; (ii) by the Board of Directors of Internet Strategies Fund if any condition to Internet Strategies Fund's obligations has not been fulfilled or waived by such Board; (iii) by the Board of Directors of Global Technology Fund if any condition to Global Technology Fund's obligations has not been fulfilled or waived by such Board; or (iv) by the Board of Trustees of Internet Trust if any condition to Internet Trust's obligations has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders as a Result of the Reorganization

         The Board of Directors of Internet Strategies Fund believes that stockholders of Internet Strategies Fund are likely to benefit from the Reorganization. First, following the Reorganization, Internet Strategies Fund stockholders will remain invested in an open-end fund, but one that has a broader portfolio of assets and that is more widely diversified among industries. In addition, Internet Strategies Fund stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

         Specifically, after the Reorganization the total operating expenses of the Combined Fund, as a percent of net assets, are estimated to be less than the current operating expenses for Internet Strategies Fund (excluding any fee waiver or expense reimbursement). See "Summary--The Reorganization--Pro Forma Fee Tables." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Internet Strategies Fund stockholders. To illustrate the potential economies of scale for Internet Strategies Fund, the table below shows the operating expense ratio of each class of shares of each Fund and for the Combined Fund on a pro forma basis as of March 31, 2001 (including class specific distribution and account maintenance fees and excluding any voluntary fee waivers).

                                                                Operating Expense Ratio
                                                                -----------------------
Class of Shares                       Global Technology Fund      Internet Strategies Fund        Combined Fund
                                      ----------------------      ------------------------        -------------
A.............................                 1.35%                      1.87%                        1.33%
B.............................                 2.35%                      2.87%                        2.33%
C.............................                 2.35%                      2.87%                        2.33%
D.............................                 1.60%                      2.12%                        1.58%


         The following table sets forth (i) the net assets of Internet Strategies Fund as of its commencement of operations, its first fiscal year end and as of March 31, 2001 and (ii) the net assets of Global Technology Fund as of the last three fiscal year ends.

               Global Technology Fund                                        Internet Strategies Fund
               ----------------------                                        ------------------------
           Date                     Net Assets                            Date                   Net Assets
           ----                     ----------                            ----                   ----------
   As of March 31, 1999          $      849,064,124             As of March 22, 2000*         $    1,091,852,490
   As of March 31, 2000          $    4,008,987,439             As of January 31, 2001        $      414,700,399
   As of March 31, 2001          $    1,371,716,696             As of March 31, 2001          $      214,796,868

-------------------
*        Commencement of operations.

               As of March 31, 2001, the net assets of Internet Strategies Fund are substantially smaller than the net assets of Global Technology Fund. MLIM and FAM believe that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Internet Strategies Fund stockholders.

         Based on the foregoing, among other considerations, the Board of Directors of Internet Strategies Fund and the Board of Trustees of Internet Trust concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Boards of Directors of Global Technology Fund and Internet Strategies Fund and the Board of Trustees of Internet Trust determined that the interests of existing stockholders of each Fund would not be diluted as a result of the Reorganization and that the Reorganization was in the best interests of each Fund.

Tax Consequences of the Reorganization

         General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Internet Strategies Fund and Global Technology Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Global Technology Fund intends to continue to so qualify after the Reorganization. Internet Strategies Fund and Global Technology Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, to the effect that for Federal income tax purposes: (i) the transfer of all of the assets of Internet Strategies Fund to Global Technology Fund in return solely for shares of Global Technology Fund as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Internet Strategies Fund and Global Technology Fund will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Internet Strategies Fund as a result of the asset transfer solely in return for Global Technology Fund shares or on the distribution of the Global Technology Fund stock to Internet Strategies Fund stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Global Technology Fund on the receipt of assets of Internet Strategies Fund in return for Global Technology Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Internet Strategies Fund on the receipt of Corresponding Shares of Global Technology Fund in return for their shares of Internet Strategies Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of Internet Strategies Fund's assets in the hands of Global Technology Fund will be the same as the tax basis of such assets in the hands of Internet Strategies Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Technology Fund received by the stockholders of Internet Strategies Fund in the Reorganization will be equal to the tax basis of the shares of Internet Strategies Fund surrendered; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Global Technology Fund will be determined by including the period for which such stockholder held the shares of Internet Strategies Fund exchanged therefor provided, that such Internet Strategies Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Global Technology Fund's holding period with respect to the Internet Strategies Fund assets transferred will include the period for which such assets were held by Internet Strategies Fund; and (ix) the taxable year of Internet Strategies Fund will end on the effective date of the Reorganization, and pursuant to
Section 381(a) of the Code and regulations thereunder, Global Technology Fund will succeed to and take into account certain tax attributes of Internet Strategies Fund, such as earnings and profits, capital loss carryovers and method of accounting.

         As of March 31, 2001, both Internet Strategies Fund and Global Technology Fund had significant undistributed net realized capital losses and significant net unrealized capital losses. Under Section 381(a) of the Code, Global Technology Fund will succeed to and take into account certain tax attributes of Internet Strategies Fund, including but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code, which would reduce the benefit of these attributes to Global Technology Fund. After the Reorganization, and subject to certain limitations, the stockholders of each Fund could benefit from the ability of the Fund to share in a portion of the other Fund's unrealized capital losses. However, because of Global Technology Fund's much greater size, the per share value of the unrealized capital losses to Internet Strategies Fund stockholders will be diluted as a result of the Reorganization.

         Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

         Status as a Regulated Investment Company. Both Internet Strategies Fund and Global Technology Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Global Technology Fund intends to continue to so qualify.

Capitalization

         The following table sets forth as of March 31, 2001 (i) the capitalization of Internet Strategies Fund, (ii) the capitalization of Global Technology Fund and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.


                                Pro Forma Capitalization of Global Technology Fund,
                        Internet Strategies Fund and the Combined Fund as of March 31, 2001

                                               Global Technology Fund

                                             Class A              Class B             Class C              Class D
                                             -------              -------             -------              -------
Total Net Assets:..............             $339,411,860       $702,670,775         $153,445,838         $176,188,223
Shares Outstanding.............               34,411,493         73,037,767           15,953,378           17,966,042
   Net Asset Value Per Share:..                    $9.86              $9.62                $9.62                $9.81


                                                Internet Strategies Fund

                                             Class A              Class B             Class C              Class D
                                             -------              -------             -------              -------
Total Net Assets:..............              $35,204,189       $100,747,546          $55,799,769          $23,045,364
Shares Outstanding.............               15,244,614         44,093,263           24,426,955           10,004,987
   Net Asset Value Per Share:..                    $2.31              $2.28                $2.28                $2.30


                                                       Combined Fund*

                                             Class A              Class B             Class C              Class D
                                             -------              -------             -------              -------
Total Net Assets:..............             $374,616,049       $803,418,321         $209,245,607         $199,233,587
Shares Outstanding.............               37,993,514         83,515,418           21,751,103           20,309,234
   Net Asset Value Per Share:..                    $9.86              $9.62                $9.62                $9.81
______________
*    Total Net Assets and Net Asset Value Per Share include the aggregate value of Internet Strategies Fund's net assets which would have been transferred to Global Technology Fund had the Reorganization been consummated on March 31, 2001. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Global Technology Fund the Internet Strategies
     Fund stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Global Technology Fund that actually will be received on or after such date.

                  INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

         The Meeting will be held on August 31, 2001, at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 10:00 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

         A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Internet Strategies Fund. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan.

         It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

         Only holders of record of shares of Internet Strategies Fund at the close of business on June 8, 2001 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were _____________ shares of Internet Strategies Fund common stock issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management of Internet Strategies Fund and Global Technology Fund

         To the knowledge of Internet Strategies Fund, the following persons or entities owned beneficially or of record 5% or more of a class of shares of Internet Strategies Fund outstanding on the Record Date.

           Name                   Address             Percentage and Class
           ----                   -------             --------------------

         At the Record Date, the Directors and officers of Internet Strategies Fund as a group (10 persons) and the Trustees and officers of Internet Trust as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of Internet Strategies Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

         To the knowledge of Global Technology Fund, the following persons or entities owned beneficially or of record 5% or more of a class of shares of Global Technology Fund outstanding on the Record Date.

           Name                   Address             Percentage and Class
           ----                   -------             --------------------

         At the Record Date, the Directors and officers of Global Technology Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of Global Technology Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

         For purposes of this Proxy Statement and Prospectus, each share of each class of Internet Strategies Fund is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of Internet Strategies Fund stockholders representing a majority of the total votes entitled to vote thereon, with all shares voting as a single class.

         Under Maryland law, stockholders of a registered open-end investment company such as Internet Strategies Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Internet Strategies Fund may redeem his or her Internet Strategies Fund shares prior to the Reorganization.

         A quorum for purposes of the Meeting consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Internet Strategies Fund's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Internet Strategies Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Internet Strategies Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Internet Strategies Fund.

                            ADDITIONAL INFORMATION

         The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus and the expenses related to solicitation of proxies to be voted at the Meeting will be attributed to Internet Strategies Fund. Internet Strategies Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Internet Strategies Fund and will reimburse certain persons that Internet Strategies Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Internet Strategies Fund.

         In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Internet Strategies Fund. Internet Strategies Fund has retained [Shareholder Communications Corporation, 17 State Street, New York, New York 10004, 1-888-503-4263, to aid in the solicitation of proxies, at a cost to be borne by Internet Strategies Fund of approximately $________ plus out-of-pocket expenses, which are estimated to be $ ______________.]

         Broker-dealer firms, including Merrill Lynch, holding shares of Internet Strategies Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

         This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Internet Strategies Fund, Internet Trust and Global Technology Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

         Internet Strategies Fund, Internet Trust and Global Technology Fund file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Internet Strategies Fund, Internet Trust and Global Technology Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Global Technology Fund Statement of Additional Information, dated July 21, 2000, the Global Technology Fund Prospectus, dated July 21, 2000, the prospectus relating to Internet Strategies Fund, dated May __, 2001, the statement of additional information relating to Internet Strategies Fund, dated May __, 2001, other material incorporated herein by reference and other information regarding the Funds.

                               LEGAL PROCEEDINGS

         There are no material legal proceedings to which Internet Strategies Fund, Internet Trust or Global Technology Fund is a party.

                                LEGAL OPINIONS

         Certain legal matters in connection with the Reorganization will be passed upon for Internet Strategies Fund, Internet Trust and Global Technology Fund by Sidley Austin Brown & Wood LLP, One World Trade Center, New York, New York 10048.

                                    EXPERTS

         The financial highlights of Internet Strategies Fund and Global Technology Fund included in this Proxy Statement and Prospectus have been so included in reliance on the reports of _________________, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of ___________________________ is
_____________________________________. ______________________________________
will serve as the independent auditors for the Combined Fund after the Reorganization.

                             STOCKHOLDER PROPOSALS

         A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Internet Strategies Fund must be received by Internet Strategies Fund in a reasonable time before Internet Strategies Fund begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in Internet Strategies Fund's proxy statement and form of proxy relating to the meeting.

                       By Order of the Board of Directors,


                       SUSAN B. BAKER
                       Secretary, Merrill Lynch Internet Strategies Fund, Inc.

                                                                     Exhibit I

                     AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the ___ day of ___________, 2001, by and between Merrill Lynch Global Technology Fund, Inc., a Maryland corporation ("Global Technology"), Merrill Lynch Internet Strategies Fund, Inc., a Maryland corporation ("Internet Strategies" and together with Global Technology, the "Funds"), and Master Internet Strategies Trust, a Delaware business trust (the "Internet Trust").

                            PLAN OF REORGANIZATION

         The reorganization will comprise (i) the acquisition by Internet Strategies of all of the assets and the assumption by Internet Strategies of all of the liabilities of Internet Trust in return for all of the beneficial interests in Internet Trust owned by Internet Strategies, (ii) the acquisition by Global Technology of all of the assets, and the assumption by Global Technology of all of the liabilities, of Internet Strategies in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Global Technology, (iii) the subsequent distribution of Corresponding Shares (defined below) of Global Technology to the stockholders of Internet Strategies in return for their shares of common stock, par value $.10 per share, of Internet Strategies, including shares of common stock of Internet Strategies representing the Dividend Reinvestment Plan ("DRIP") shares held in the book deposit accounts of the holders of common stock of Internet Strategies, in liquidation of Internet Strategies and (iv) the deregistration and dissolution of Internet Strategies and Internet Trust, all upon and subject to the terms hereinafter set forth (the "Reorganization").

         In the course of the Reorganization, shares of Global Technology will be distributed to Internet Strategies stockholders as follows: each holder of Internet Strategies shares will be entitled to receive the same class of shares of Global Technology (i.e., Class A, Class B, Class C or Class D) (the "Corresponding Shares") as they held in Internet Strategies immediately prior to the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Internet Strategies immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Global Technology to be received by each stockholder of Internet Strategies will equal the aggregate net asset value of the Internet Strategies shares owned by such stockholder on the Closing Date (defined in Section 8(a) herein). In consideration therefor, on the Closing Date, Global Technology shall acquire substantially all of Internet Strategies' assets and assume substantially all of Internet Strategies obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

         As promptly as practicable after the consummation of the Reorganization, Internet Strategies shall be dissolved in accordance with the laws of the State of Maryland, Internet Trust shall be dissolved in accordance with the laws of the State of Delaware, and both Internet Strategies and Internet Trust will terminate their respective registrations under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Global Technology, Internet Strategies and Internet Trust hereby agree as follows:

         1.   Representations and Warranties of Global Technology.

         Global Technology represents and warrants to, and agrees with, Internet Strategies and Internet Trust that:

         (a) Global Technology is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Technology has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) Global Technology is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-8721), and such registration has not been revoked or rescinded and is in full force and effect. Global Technology has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

         (c) Internet Strategies has been furnished with a statement of assets and liabilities and a schedule of investments of Global Technology, each as of March 31, 2001, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Global Technology and an unaudited schedule of investments of Global Technology, each as of the Valuation Time (defined in Section 4(c) herein), will be furnished to Internet Strategies at or prior to the Closing Date for the purpose of determining the number of shares of Global Technology to be issued pursuant to Section 5 of this Agreement; and each will fairly present the financial position of Global Technology as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (d) Internet Strategies has been furnished with Global Technology's Annual Report to Stockholders for the year ended [March 31, 2001] and the financial statements appearing therein fairly present the financial position of Global Technology as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) Internet Strategies has been furnished with the prospectus and statement of additional information of Global Technology, each dated July 21, 2000, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (f) Global Technology has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Technology, threatened against it which assert liability on the part of Global Technology or which materially affect its financial condition or its ability to consummate the Reorganization. Global Technology is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) Global Technology is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

         (i) There are no material contracts outstanding to which Global Technology is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Internet Strategies and Internet Trust prior to the Valuation Time.

         (j) Global Technology has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Global Technology's most recent annual or semi-annual report to stockholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Global Technology will advise Internet Strategies and Internet Trust in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Technology of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto
Rico).

         (l) The registration statement filed by Global Technology on Form N-14 relating to the shares of Global Technology to be issued pursuant to this Agreement which includes the proxy statement of Internet Strategies and the prospectus of Global Technology with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meeting referred to in Section 7(a) of this Agreement and at the Closing Date, insofar as it relates to Global Technology
(i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Technology for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

         (m) Global Technology is authorized to issue 500,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

         (n) Global Technology shares to be issued to Internet Strategies pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Global Technology will have any preemptive right of subscription or purchase in respect thereof.

         (o) At or prior to the Closing Date, Global Technology shares to be transferred to Internet Strategies for distribution to the stockholders of Internet Strategies on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Internet Strategies presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (p) At or prior to the Closing Date, Global Technology will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Global Technology to Internet Strategies.

         2.   Representations and Warranties of Internet Strategies.

         Internet Strategies represents and warrants to, and agrees with, Global Technology that:

         (a) Internet Strategies is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland. Internet Strategies has the power to own all of its assets and to carry out this Agreement. Internet Strategies has all necessary Federal, state and local authorizations to carry on its business as they are now being conducted and to carry out this Agreement.

         (b) Internet Strategies is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-09783), and such registration has not been revoked or rescinded and is in full force and effect. Internet Strategies has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

         (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Internet Strategies held either directly or indirectly through Internet Trust shown on the schedule of its investments as of the Valuation Time furnished to Global Technology, and (ii) all other assets owned directly or indirectly through Internet Trust by Internet Strategies or liabilities incurred directly or indirectly through Internet Trust as of the Valuation Time.

         (d) Internet Strategies has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (e) Global Technology has been furnished with a statement of assets and liabilities and a schedule of investments of Internet Strategies, each as of January 31, 2001, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Internet Strategies and an unaudited schedule of investments of Internet Strategies, each as of the Valuation Time, will be furnished to Global Technology at or prior to the Closing Date for the purpose of determining the number of shares of Global Technology to be issued pursuant to Section 5 of this Agreement; and each will fairly present the financial position of Internet Strategies as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (f) Global Technology has been furnished with Internet Strategies' Annual Report to Stockholders for the year ended January 31, 2001 and the financial statements appearing therein fairly present the financial position of Internet Strategies as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) Global Technology has been furnished with the prospectus and statement of additional information of Internet Strategies, each dated May ___, 2001, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Internet Strategies, threatened against it which assert liability on the part of Internet Strategies or which materially affect its financial condition or its ability to consummate the Reorganization. Internet Strategies is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (i) There are no material contracts outstanding to which Internet Strategies is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Technology prior to the Valuation Time.

         (j) Internet Strategies is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

         (k) Internet Strategies has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Internet Strategies' most recent annual or semi-annual report to stockholders and those incurred in connection with the Reorganization. As of the Valuation Time, Internet Strategies will advise Global Technology in writing of all known liabilities, incurred directly or indirectly through Internet Trust, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (l) Internet Strategies has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Internet Strategies have been adequately provided for on its books, and no tax deficiency or liability of Internet Strategies has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (m) At both the Valuation Time and the Closing Date, Internet Strategies will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Closing Date, subject only to the delivery of the Investments as contemplated by this Agreement, Internet Strategies will have good and marketable title to all of the Investments, and Global Technology will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

         (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Internet Strategies of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meeting referred to in Section 7(a) of this Agreement and on the Closing Date, insofar as it relates to Internet Strategies (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Internet Strategies for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

         (p) Internet Strategies is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

         (q) The books and records of Internet Strategies made available to Global Technology and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Internet Strategies.

         (r) Internet Strategies will not sell or otherwise dispose of any of the shares of Global Technology to be received in the Reorganization, except in distribution to the stockholders of Internet Strategies.

         3.   Representations and Warranties of Internet Trust.

         Internet Trust represents and warrants to, and agrees with, Internet Strategies and Global Technology that:

         (a) Internet Trust is a business trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware. Internet Trust has the power to own all of its assets and to carry out this Agreement. Internet Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) Internet Trust is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-09851), and such registration has not been revoked or rescinded and is in full force and effect. Internet Trust has qualified for tax treatment as a partnership under the Code at all times since its inception, and intends to continue to so qualify through its last taxable year.

         (c) Internet Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (d) Global Technology has been furnished with Internet Strategies' Annual Report to Stockholders for the year ended January 31, 2001 and the financial statements of Internet Trust appearing therein fairly present the financial position of Internet Trust as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) Global Technology has been furnished with the Registration Statement on Form N-1A of Internet Trust, as amended, dated May ___, 2001, and said registration statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Internet Trust, threatened against it which assert liability on the part of Internet Trust or which materially affect its financial condition or its ability to consummate the Reorganization. Internet Trust is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (g) There are no material contracts outstanding to which Internet Trust is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Technology prior to the Valuation Time.

         (h) Internet Trust is not a party to or obligated under any provision of its Declaration of Trust or its by-laws or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

         (i) Internet Trust has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Internet Trust's most recent financial statements and those incurred in connection with the Reorganization. As of the Valuation Time, Internet Trust will advise Global Technology in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (j) Internet Trust has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Internet Trust have been adequately provided for on its books, and no tax deficiency or liability of Internet Trust has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (k) At both the Valuation Time and the Closing Date, Internet Trust will have the full right, power and authority to sell, assign, transfer and deliver its assets to Internet Strategies. At the Closing Date, subject only to the delivery of its assets as contemplated by this Agreement, Internet Trust will have good and marketable title to all of its assets, and Internet Strategies will acquire all of the assets free and clear of any encumbrances, liens or security interests and without any restrictions upon transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the assets or materially affect title thereto).

         (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Internet Trust of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (m) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meeting referred to in Section 7(a) of this Agreement and on the Closing Date, insofar as it relates to Internet Trust (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Internet Trust for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

         (n) The books and records of Internet Trust made available to Global Technology and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Internet Trust.

         4.   The Reorganization.

         (a) Subject to receiving the requisite approval of the stockholders of Internet Strategies, and to the other terms and conditions contained herein, Internet Trust agrees to convey, transfer and deliver to Internet Strategies and Internet Strategies agrees to acquire from Internet Trust, on the Closing Date, all of the assets of Internet Trust and assume all of the liabilities of Internet Trust, in return solely for the beneficial interests of Internet Trust owned by Internet Strategies, Internet Strategies agrees to convey, transfer and deliver to Global Technology and Global Technology agrees to acquire from Internet Strategies, on the Closing Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Internet Strategies, and assume all of the liabilities of Internet Strategies, in return solely for that number of shares of Global Technology provided in Section 5 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Closing Date Internet Strategies will distribute all shares of Global Technology received by it to its stockholders in return for their corresponding Internet Strategies shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Global Technology in the amounts due the stockholders of Internet Strategies based on their respective holdings in Internet Strategies as of the Valuation Time.

         (b) Internet Strategies and Internet Trust will pay or cause to be paid to Global Technology any interest or dividends they receive on or after the Closing Date with respect to the Investments transferred to Global Technology hereunder.

         (c) The Valuation Time shall be _________, Eastern time, on __________ ___, 2001, or such earlier or later day and time as may be agreed upon by the parties hereto in writing (the "Valuation Time").

         (d) Global Technology will acquire all of the assets of, and assume all of the known liabilities of, Internet Strategies, except that recourse for such liabilities will be limited to the net assets of Internet Strategies acquired by Global Technology. The known liabilities of Internet Strategies as of the Valuation Time shall be confirmed in writing to Global Technology by Internet Strategies pursuant to Section 2(k) of this Agreement.

         (e) Global Technology and Internet Strategies will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Internet Strategies to Global Technology.

         (f) Internet Strategies will be dissolved following the Closing Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

         (g) Internet Trust will be dissolved following the Closing Date by filing a Certificate of Cancellation with the office of the Secretary of State of the State of Delaware.

         5. Issuance and Valuation of Shares of Global Technology in the Reorganization.

         Full shares of Global Technology, and to the extent necessary, fractional shares of Global Technology, of an aggregate net asset value equal to the value of the assets of Internet Strategies acquired, determined as hereinafter provided, reduced by the amount of liabilities of Internet Strategies assumed by Global Technology, shall be issued by Global Technology in return for such assets of Internet Strategies. The net asset value of Internet Strategies and Global Technology shall be determined in accordance with the procedures described in the prospectus of Global Technology in effect as of the Valuation Time. Such valuation and determination shall be made by Global Technology in cooperation with Internet Strategies. Global Technology shall issue its Class A, Class B, Class C and Class D shares to Internet Strategies in certificates or share deposit receipts (one in respect of each class) registered in the name of Internet Strategies. Internet Strategies shall distribute Corresponding Shares of Global Technology to its stockholders by redelivering such certificates to Financial Data Services, Inc.

         6.   Payment of Expenses.

         (a) The expenses of the Reorganization that are directly attributable to Internet Strategies and the conduct of its business will be deducted from the assets of Internet Strategies as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of the stockholders of Internet Strategies to consider the Reorganization and the expenses related to the solicitation of proxies to be voted at that meeting. The expenses of the Reorganization that are directly attributable to Global Technology and the conduct of its business will be deducted from the assets of Global Technology as of the Valuation Time. The expenses attributable to Global Technology include the costs of printing sufficient copies of its Prospectus, and its most recent Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement, legal fees, transfer agent fees and audit fees, will be borne equally by the Funds.

         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

         7. Covenants of Global Technology, Internet Strategies and Internet Trust.

         (a) Internet Strategies agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Internet Strategies issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

         (b) Global Technology, Internet Strategies and Internet Trust each covenants to operate the business of Global Technology, Internet Strategies and Internet Trust, respectively, as presently conducted between the date hereof and the Closing Date.

         (c) Internet Strategies and Internet Trust each agree that following the consummation of the Reorganization, Internet Strategies will dissolve in accordance with the laws of the State of Maryland and any other applicable law, Internet Trust will dissolve in accordance with the laws of the State of Delaware and any other applicable law, neither will make any distributions of any Global Technology shares other than the distribution by Internet Strategies to its stockholders without first paying or adequately providing for the payment of all of the respective liabilities not assumed by Global Technology, if any, and on and after the Closing Date neither shall conduct any business except in connection with its dissolution.

         (d) Internet Strategies and Internet Trust each undertake that if the Reorganization is consummated, each will file an application pursuant to
Section 8(f) of the 1940 Act for an order declaring that Internet Strategies and Internet Trust have ceased to be a registered investment company.

         (e) Global Technology will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Global Technology, Internet Strategies and Internet Trust agree to cooperate fully with each other, and each will furnish to the others the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (f) Global Technology has no plan or intention to sell or otherwise dispose of the assets of Internet Strategies to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

         (g) Internet Strategies, Internet Trust and Global Technology each agrees that by the Closing Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds and Internet Trust agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Global Technology agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Internet Strategies for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Internet Strategies and Internet Trust shall prepare, or cause their respective agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Internet Strategies and Internet Trust with respect to each of their final taxable years ending with their complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Internet Strategies or Internet Trust (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by Internet Strategies or Internet Trust, respectively, to the extent such expenses have been accrued by Internet Strategies or Internet Trust in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Global Technology at the time such tax returns and Forms 1099 are prepared.

         (h) Internet Strategies agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

         (i) Following the consummation of the Reorganization, Global Technology expects to stay in existence and continue its business as a non-diversified, open-end management investment company registered under the 1940 Act.

         8.   Closing Date.

         (a) Delivery of the assets of Internet Strategies to be transferred, together with any other Investments, and the Global Technology shares to be issued, shall be made at the offices of Sidley Austin Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. Eastern time on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Internet Strategies, Internet Trust and Global Technology, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Investments, for any reason, are not transferable on the Closing Date, Internet Strategies shall cause such Investments to be transferred to Global Technology's account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

         (b) Internet Strategies will deliver to Global Technology on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Global Technology hereunder, certified by Deloitte & Touche LLP.

         (c) As soon as practicable after the close of business on the Closing Date, Internet Strategies shall deliver to Global Technology a list of the names and addresses of all of the stockholders of record of Internet Strategies on the Closing Date and the number of shares of Internet Strategies owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Internet Strategies or by its President.

         9.   Internet Strategies Conditions.

         The obligations of Internet Strategies hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Internet Strategies and by the affirmative vote of the holders of a majority of the shares of common stock of Internet Strategies issued and outstanding and entitled to vote thereon, voting together as a single class, by the affirmative vote of two-thirds of the members of the Board of Trustees of Internet Trust, and by the Board of Directors of Global Technology; that Global Technology shall have delivered to Internet Strategies a copy of the resolution approving this Agreement adopted by Global Technology's Board of Directors, certified by the Secretary of Global Technology and that Internet Trust shall have delivered to Internet Strategies a copy of the resolution approving this Agreement adopted by Internet Trust's Board of Trustees, certified by the Secretary of Internet Trust.

         (b) That Global Technology shall have furnished to Internet Strategies a statement of Global Technology's assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Global Technology's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Technology's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Global Technology since the date of Global Technology's most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

         (c) That Global Technology shall have furnished to Internet Strategies a certificate signed by Global Technology's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Global Technology made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Global Technology has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) That Internet Strategies shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Global Technology, Internet Strategies and Internet Trust, in form and substance satisfactory to Internet Strategies and dated the Closing Date, to the effect that (i) each of Global Technology and Internet Strategies is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Global Technology to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Global Technology, and no stockholder of Global Technology has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Global Technology or, to the best of such counsel's knowledge, otherwise);
(iii) this Agreement has been duly authorized, executed and delivered by each of Global Technology and Internet Strategies, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, and, provided further, that no opinion is expressed with respect to the indemnification provisions set forth in this Agreement; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as applicable, as amended, restated and supplemented, the by-laws, as amended, or any agreement (known to such counsel) to which either Global Technology or Internet Strategies is a party or by which either Global Technology or Internet Strategies is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization;
(v) Internet Strategies has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Internet Strategies will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court (with respect Global Technology and Internet Strategies only) or governmental authority is required for the consummation by Global Technology, Internet Strategies and Internet Trust of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and, with respect to Global Technology and Internet Strategies, under Maryland law and such as may be required under state securities laws;
(vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto (other than the financial statements and accompanying notes included or incorporated by reference therein, as to which no opinion need be expressed), as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder;
(viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Global Technology, Internet Strategies nor Internet Trust, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Global Technology, Internet Strategies, Internet Trust or their respective stockholders or holders of beneficial interests;
(xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Global Technology, Internet Strategies or Internet Trust, the unfavorable outcome of which would materially and adversely affect either Global Technology, Internet Strategies or Internet Trust; (xii) all corporate actions required to be taken by Global Technology and Internet Strategies to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Global Technology and Internet Strategies; and (xiii) such opinion is solely for the benefit of Global Technology, Internet Strategies, Internet Trust and their Directors, Trustees and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus, proxy statement and statement of additional information included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Global Technology, Internet Strategies or Internet Trust contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of Global Technology, Internet Strategies and Internet Trust with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the organization good standing and qualification to do business of Global Technology and Internet Strategies.

         (f) That Internet Strategies shall have received an opinion of Richards, Layton & Finger, as Delaware counsel to Internet Trust, in form and substance satisfactory to Internet Strategies and dated the Closing Date, to the effect that (i) Internet Trust is a statutory business trust duly formed, validly existing and in good standing under the laws of the State of Delaware;
(ii) this Agreement has been duly authorized, executed and delivered by Internet Trust; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Delaware law or the Declaration of Trust, as amended, or the by-laws, as amended; (iv) Internet Trust has the power to sell, assign, transfer and deliver the assets transferred by it hereunder; (v) to the best of such counsel's knowledge, no consent, approval, authorization or order of any Delaware state court or governmental authority is required for the consummation by Internet Trust of the Reorganization, except such as have been obtained from the Board of Trustees of Internet Trust and such as may be required under Delaware state securities laws; (vi) all necessary actions required to be taken by Internet Trust to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of Internet Trust, and (vii) such opinion is solely for the benefit of Global Technology and Internet Strategies and their Directors and officers. In giving the opinion set forth above, Richards, Layton & Finger may state that it is relying on certificates of the officers of Internet Trust with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Internet Trust.

         (g) That Internet Strategies shall have received an opinion of Sidley Austin Brown & Wood LLP, to the effect that for Federal income tax purposes
(i) the transfer of all of the assets of Internet Strategies to Global Technology in return solely for shares of Global Technology as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Internet Strategies and Global Technology will each be deemed to be a "party" to the Reorganization within the meaning of
Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Internet Strategies as a result of the asset transfer solely in return for Global Technology shares or on the distribution of the Global Technology stock to Internet Strategies stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Global Technology on the receipt of assets of Internet Strategies in return for Global Technology shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Internet Strategies on the receipt of Corresponding Shares of Global Technology in return for their shares of Internet Strategies; (v) in accordance with Section 362(b) of the Code, the tax basis of the Internet Strategies assets in the hands of Global Technology will be the same as the tax basis of such assets in the hands of Internet Strategies immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Technology received by the stockholders of Internet Strategies in the Reorganization will be equal to the tax basis of the shares of Internet Strategies surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Global Technology will be determined by including the period for which such stockholder held the shares of Internet Strategies exchanged therefor provided, that such Internet Strategies shares were held as a capital asset; (viii) in accordance with
Section 1223 of the Code, Global Technology's holding period with respect to the Internet Strategies assets transferred will include the period for which such assets were held by Internet Strategies; and (ix) the taxable year of Internet Strategies will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Global Technology will succeed to and take into account certain tax attributes of Internet Strategies, such as earnings and profits, capital loss carryovers and method of accounting.

         (h) That all proceedings taken by Global Technology and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Internet Strategies.

         (i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Technology, be contemplated by the Commission.

         (j) That Internet Strategies shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Internet Strategies, to the effect that (i) they are independent public accountants with respect to Global Technology within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Global Technology included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Internet Strategies and Global Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Technology included in the N-14 Registration Statement, and inquiries of certain officials of Global Technology responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Internet Strategies and Global Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Technology appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Global Technology or from schedules prepared by officials of Global Technology having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Technology or would prohibit the Reorganization.

         (l) That Internet Strategies shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Internet Strategies and Internet Trust, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

         10.  Global Technology Conditions.

         The obligations of Global Technology hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Internet Strategies and the Board of Trustees of Internet Trust, and by the affirmative vote of the holders of a majority of the shares of common stock of Internet Strategies issued and outstanding and entitled to vote thereon, voting together as a single class; and that Internet Strategies and Internet Trust shall have delivered to Global Technology a copy of the resolution approving this Agreement adopted by Internet Strategies' Board of Directors and Internet Trust's Board of Trustees, and a certificate setting forth the vote Internet Strategies stockholders obtained, each certified by the Secretary of Internet Strategies and Internet Trust, as applicable.

         (b) That Internet Strategies shall have furnished to Global Technology a statement of Internet Strategies' assets and liabilities, held or incurred either directly or indirectly through Internet Trust, with values determined as provided in Section 5 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Internet Strategies' behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Internet Strategies' President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Internet Strategies since the date of Internet Strategies' most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

         (c) That Internet Strategies shall have furnished to Global Technology a certificate signed by Internet Strategies' President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Internet Strategies made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Internet Strategies has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (d) That Internet Trust shall have furnished to Global Technology a certificate signed by Internet Trust's President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Internet Trust made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Internet Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (e) That Internet Strategies and Internet Trust shall have delivered to Global Technology a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Internet Strategies and Internet Trust for the period ended January 31, 2001 (which returns originally were prepared and filed by Internet Strategies and Internet Trust), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Internet Strategies and Internet Trust, as the case may be, for the period covered thereby; and that for the period from February 1, 2001, to and including the Closing Date and for any taxable year of Internet Strategies and Internet Trust ending upon the liquidation of Internet Strategies and Internet Trust, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from February 1, 2001, to and including the Closing Date and for any taxable year of Internet Strategies and Internet Trust ending upon the liquidation of Internet Strategies and Internet Trust or that Internet Strategies would not continue to qualify as a RIC and Internet Trust would not continue to qualify as a partnership for Federal income tax purposes for the tax years in question.

         (f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (g) That Global Technology shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Global Technology, Internet Strategies and Internet Trust, in form and substance satisfactory to Global Technology and dated the Closing Date, with respect to the matters specified in Section 9(e) of this Agreement and such other matters as Global Technology reasonably may deem necessary or desirable.

         (h) That Global Technology shall have received an opinion of Richards, Layton & Finger, as Delaware counsel to Internet Trust, in form and substance satisfactory to Global Technology and dated the Closing Date, with respect to the matters specified in Section 9(f) of this Agreement and such other matters as Global Technology may deem necessary or desirable.

         (i) That Global Technology shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 9(g) of this Agreement.

         (j) That Global Technology shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Global Technology, to the effect that (i) they are independent public accountants with respect to Internet Strategies within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Internet Strategies included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Internet Strategies and Global Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Internet Strategies included in the N-14 Registration Statement, and inquiries of certain officials of Internet Strategies responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Technology and Internet Strategies and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Internet Strategies appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Internet Strategies or from schedules prepared by officials of Internet Strategies having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         (k) That the Investments to be transferred to Global Technology shall not include any assets or liabilities which Global Technology, by reason of charter limitations or otherwise, may not properly acquire or assume.

         (l) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Internet Strategies, be contemplated by the Commission.

         (m) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Internet Strategies or would prohibit the Reorganization.

         (n) That Global Technology shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Global Technology, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

         (o) That all proceedings taken by Internet Strategies, Internet Trust and their counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Technology.

         (p) That prior to the Closing Date, Internet Strategies and Internet Trust shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to Internet Strategies' stockholders all of the investment company taxable income of Internet Strategies and Internet Trust to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

         11.  Internet Trust Conditions.

         The obligations of Internet Trust hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Global Technology; and that Global Technology shall have delivered to Internet Trust a copy of the resolution approving this Agreement adopted by Global Technology's Board of Directors, certified by the Secretary of Global Technology.

         (b) That Global Technology shall have furnished to Internet Trust a certificate signed by Global Technology's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Global Technology made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Global Technology has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (c) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (d) That all proceedings taken by Global Technology and their counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Internet Trust.

         (e) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Technology, be contemplated by the Commission.

         (f) That Internet Trust shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Global Technology, Internet Strategies and Internet Trust, in form and substance satisfactory to Internet Trust and dated the Closing Date, with respect to the matters specified in Section 9(e) of this Agreement and such other matters as Internet Trust reasonably may deem necessary or desirable.

         (g) That Internet Trust shall have received an opinion of Richards, Layton & Finger, as Delaware counsel to Internet Trust, in form and substance satisfactory to Internet Trust and dated the Closing Date, with respect to the matters specified in Section 9(f) of this Agreement and such other matters as Internet Trust may deem necessary or desirable.

         (h) That Internet Trust shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 9(g) of this Agreement.

         (i) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Technology or Internet Strategies or would prohibit the Reorganization.

         (j) That Internet Trust shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Internet Strategies and Internet Trust, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

         12.  Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Internet Strategies) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of Internet Strategies and Global Technology and the Board of Trustees of Internet Trust;
(ii) by the Board of Directors of Internet Strategies if any condition of Internet Strategies' obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; (iii) by the Board of Directors of Global Technology if any condition of Global Technology's obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board, or (iv) by the Board of Trustees of Internet Trust if any condition of Internet Trust's obligations set forth in Section 11 of this Agreement has not been fulfilled or waived by such Board.

         (b) If the transactions contemplated by this Agreement have not been consummated by ______, 2001 this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Internet Strategies and Global Technology and the Board of Trustees of Internet Trust.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Internet Strategies, Internet Trust or Global Technology or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Internet Strategies or Global Technology, or the Board of Trustees of Internet Trust, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the respective stockholders, on behalf of which such action is taken. In addition, the Boards of Directors of Internet Strategies and Global Technology and the Board of Trustees of Internet Trust have delegated to Merrill Lynch Investment Managers, L.P. the ability to make non-material changes to the transaction if it deems it to be in the best interests of Internet Strategies, Internet Trust and Global Technology to do so.

         (e) The respective representations and warranties contained in Sections 1, 2 and 3 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Internet Strategies, Internet Trust nor Global Technology nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Internet Strategies, Internet Trust or Global Technology against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Internet Strategies and Global Technology and the Board of Trustees of Internet Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Internet Strategies unless such terms and conditions shall result in a change in the method of computing the number of shares of Global Technology to be issued to Internet Strategies in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Internet Strategies prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Internet Strategies promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

         13.  Indemnification.

         (a) Internet Strategies and Internet Trust hereby agree to indemnify and hold Global Technology harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Global Technology may incur or sustain by reason of the fact that (i) Global Technology shall be required to pay any obligation of Internet Strategies or Internet Trust, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Internet Strategies or Internet Trust which were omitted or not fairly reflected in the financial statements to be delivered to Global Technology in connection with the Reorganization; (ii) any representations or warranties made by Internet Strategies and Internet Trust in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Internet Strategies or Internet Trust has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the proxy statement, prospectus and statement of additional information delivered to the stockholders of Internet Strategies and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Internet Strategies or Internet Trust by Global Technology.

         (b) Global Technology hereby agrees to indemnify and hold Internet Strategies and Internet Trust harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Internet Strategies or Internet Trust may incur or sustain by reason of the fact that (i) any representations or warranties made by Global Technology in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Global Technology has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the proxy statement, prospectus and statement of additional information delivered to stockholders of Internet Strategies and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Global Technology by Internet Strategies or Internet Trust.

          (c) In the event that any claim is made against Global Technology in respect of which indemnity may be sought by Global Technology from Internet Strategies or Internet Trust under Section 13(a) of this Agreement, or in the event that any claim is made against Internet Strategies or Internet Trust in respect of which indemnity may be sought by Internet Strategies or Internet Trust from Global Technology under Section 13(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Internet Strategies and Global Technology that an indemnity amount is payable,
(B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 13, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

         14.  Other Matters.

         (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Global Technology will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

         THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Global Technology's transfer agent with respect to such shares. Internet Strategies will provide Global Technology on the Closing Date with the name of any Internet Strategies stockholder who is to the knowledge of Internet Strategies an affiliate of Internet Strategies on such date.

         (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Internet Strategies, Internet Trust or Global Technology, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

         (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

         (e) Copies of the Articles of Incorporation, as amended and supplemented, of Internet Strategies and Global Technology are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

         (f) No trustee, officer, employee or agent of Internet Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any person in connection with the affairs of Internet Trust; and all such persons shall look solely to Internet Trust's property for satisfaction of claims of any nature against a trustee, officer, employee or agent of Internet Trust in connection with the affairs of Internet Trust.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.


                                BY
                                  --------------------------------------------
                                       (DONALD C. BURKE, Vice President and
                                                    Treasurer)
ATTEST:


------------------------------------
(ROBERT E. PUTNEY, III, Secretary)


                                MERRILL LYNCH INTERNET STRATEGIES FUND, INC.


                                BY:
                                   -------------------------------------------
                                       (DONALD C. BURKE, Vice President and
                                                      Treasurer)

ATTEST:


------------------------------------
(SUSAN B. BAKER, Secretary)


                                MASTER INTERNET STRATEGIES TRUST


                                BY:
                                   -------------------------------------------
                                       (DONALD C. BURKE, Vice President and
                                                      Treasurer)

ATTEST:


------------------------------------
(SUSAN BAKER, Secretary)

                      STATEMENT OF ADDITIONAL INFORMATION

                 MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
                  MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                       MASTER INTERNET STRATEGIES TRUST
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                                (609) 282-2800

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Internet Strategies Fund, Inc. ("Internet Strategies Fund"), Master Internet Strategies Trust ("Internet Trust") and Merrill Lynch Global Technology Fund, Inc. ("Global Technology Fund") dated _________ , 2001 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Global Technology Fund at 1-800-MER-FUND, or by writing to Global Technology Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

         Further information about Global Technology Fund is contained in and incorporated by reference to its Statement of Additional Information, dated July 21, 2000, which is incorporated by reference into and accompanies this Statement of Additional Information.

         The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Internet Strategies Fund and Global Technology Fund, other material incorporated by reference and other information regarding Internet Strategies Fund and Global Technology Fund.

                               TABLE OF CONTENTS
General Information........................................................ 2
Financial Statements....................................................... 2
Pro Forma Combined Schedules of Investments (unaudited).................... F-
Pro Forma Combined Schedules of Assets and Liabilities (unaudited)......... F-
Pro Forma Combined Statement of Operations (unaudited)..................... F-


        The date of this Statement of Additional Information is         , 2001.

                              GENERAL INFORMATION

         The stockholders of Internet Strategies Fund are being asked to approve (a) the acquisition by Internet Strategies Fund of all of the assets and the assumption by Internet Strategies Fund of all of the liabilities of Internet Trust in return for all of the beneficial interests in Internet Trust owned by Internet Strategies Fund and (b) the acquisition by Global Technology Fund of all of the assets, and the assumption by Global Technology Fund of all of the liabilities, of Internet Strategies Fund in return solely for an equal aggregate value of newly-issued shares of Global Technology Fund (the "Reorganization"). Global Technology Fund is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Internet Strategies Fund to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on August 31, 2001 at 10:00 a.m., Eastern time.

         For detailed information about the Reorganization, stockholders of Internet Strategies Fund should refer to the Proxy Statement and Prospectus. For further information about Global Technology Fund, stockholders should refer to Global Technology Fund's Statement of Additional Information, dated July 21, 2000, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                             FINANCIAL STATEMENTS

         Pro forma financial statements reflecting consummation of the Reorganization are included herein. [Pro forma financial statements to be included in an amendment to the Registration Statement of which this is a part.]

Global Technology Fund

         Audited financial statements and accompanying notes for the fiscal year ended _____________, and the independent auditor's report thereon, dated ____________, of Global Technology Fund are incorporated herein by reference from Global Technology Fund's Annual Report to Shareholders.

Internet Strategies Fund

         Audited financial statements and accompanying notes for the fiscal year ended _________________, and the independent auditor's report thereon, dated _______________, of Internet Strategies Fund are incorporated herein by reference from Internet Strategies Fund's Annual Report to Shareholders.

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification.

         Reference is made to Article VI of Registrant's Articles of Incorporation, Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

         Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are neither "interested persons," as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

         In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

         Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

  1(a)   --   Articles of Incorporation of the Registrant, dated
              March 24, 1998.(a)
  1(b)   --   Articles of Amendment to Articles of Incorporation of the
              Registrant, dated May 6, 1998.(b)
  2      --   Amended and Restated By-Laws of the Registrant.(b)
  3      --   Not applicable.
  4      --   Form of  Agreement  and  Plan of  Reorganization  between  the
              Registrant,  Merrill  Lynch  Internet Strategies Fund, Inc. and
              Master Internet Strategies Trust.(c)
  5      --   Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of
              Incorporation, as amended, and the By-Laws of the Registrant defining rights of shareholders.(d)
  6(a)   --   Form of  Amended  and  Restated  Management  Agreement  between the  Registrant  and  Merrill  Lynch Investment Managers, L.P.
              (the "Manager").(k)
  6(b)   --   Sub-Advisory Agreement between the Manager and Merrill Lynch
              Asset Management U.K. Limited.(b)
  7      --   Form  of   Distribution   Agreement   between  the  Registrant
              and  FAM   Distributors,   Inc.  (the "Distributor").(e)
  8      --   None.
 9(a)    --   Form of Custody Agreement between the Registrant and Brown
              Brothers Harriman & Co.(b)
 9(b)    --   Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(g)
 10(a)   --   Form of Amended and Restated Class B Distribution Plan of
              the Registrant.(h)
 10(b)   --   Form of Amended and Restated Class C Distribution Plan of the
              Registrant.(h)
 10(c)   --   Form of Amended and Restated Class D Distribution Plan of
              the Registrant.(h)
 10(d)   --   Merrill Lynch Select Pricing (SM) System Plan pursuant to
              Rule l8f-3.(h)
 11      --   Opinion and Consent of Sidley Austin Brown & Wood LLP,
              counsel for the Registrant.(i)
 12      --   Not applicable.
 13      --   Not applicable.
 14(a)   --   Consent of ___________________, independent auditors for the
              Registrant.(i)
 14(b)   --   Consent of ___________________, independent auditors for
              Merrill Lynch Internet Strategies Fund, Inc.(i)
 15      --   Not applicable.
 16      --   Power of Attorney.(j)
 17(a)   --   Prospectus dated July 21, 2000, and Statement of Additional
              Information dated July 21, 2000 of the Registrant.(i)
17(b)    --   Prospectus dated  May ___,  2001,  and  Statement  of
              Additional  Information  dated  May ___,  2001  of
              Merrill Lynch Internet Strategies Fund, Inc.(i)
 17(c)   --   Annual Report to Stockholders of the Registrant.(i)
 17(d)   --   Annual Report to Stockholders of Merrill Lynch Internet
              Strategies Fund, Inc.(i)
 17(e)   --   Form of Proxy.
---------------
(a) Filed on March 31, 1998 as an Exhibit to the Registrant's Registration Statement on Form N-1A (File No. 333-48929) under the Securities Act of 1933 (the "Registration Statement").
(b) Filed on May 20, 1998 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(c) Included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement.
(d) Reference is made to Articles IV, V (Sections 3, 5, 6 and 7), VI, VII and IX of the Registrant's Articles of Incorporation as supplemented, filed as Exhibits 1(a) and 1(b) to the Registration Statement and to Articles II, III (Sections 1, 3, 5 and 6), VI, VII, XIII, and XIV of the Registrant's Amended and Restated By-Laws, filed as Exhibit 2 to the Registration Statement.
(e)  Incorporated by reference to Exhibit 5 to  Post-Effective  Amendment
     No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.
(f)  Incorporated  by  reference  to Exhibit (b) to the Issuer  Tender
     Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.
(g)  Incorporated by reference to Exhibit 13 to  Post-Effective  Amendment
     No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.
(h) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).
(i)  To be filed by amendment.
(j)  Included on the signature page of this Registration Statement.
(k) Filed on May 27, 1999 as Exhibit 4(a) to Post-Effective Amendment No. 1 to the Registration Statement.


Item 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

                                  SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 4th day of May, 2001.

                            Merrill Lynch Global Technology Fund, Inc
                                     (Registrant)

                            By      /s/  Donald C. Burke
                                ______________________________________________
                               (Donald C. Burke, Vice President and Treasurer)


         Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signatures                                         Title                               Date
               ----------                                         -----                               ----

          /s/ TERRY K. GLENN
 ___________________________________               President and Director                                  May 4, 2001
            (Terry K. Glenn)                       (Principal Executive Officer)

         /s/ DONALD C. BURKE
 ___________________________________               Vice President and Treasurer                            May 4, 2001
           (Donald C. Burke)                       (Principal Financial
                                                   and Accounting Officer)

 ___________________________________                Director                                                    , 2001
           (Ronald W. Forbes)

     /s/ CYNTHIA A. MONTGOMERY
 ___________________________________                Director                                               May 4, 2001
        (Cynthia A. Montgomery)


 ___________________________________                Director                                                    , 2001
          (Charles C. Reilly)

          /s/ KEVIN A. RYAN
 ___________________________________                Director                                               May 4, 2001
            (Kevin A. Ryan)

       /s/ ROSCOE S. SUDDARTH
 ___________________________________                Director                                               May 4, 2001
          (Roscoe S. Suddarth)

        /s/ RICHARD R. WEST
 ___________________________________                Director                                               May 4, 2001
           (Richard R. West)

      /s/ EDWARD D. ZINBARG
 ___________________________________                Director                                               May 4, 2001
          (Edward D. Zinbarg)


                                 EXHIBIT INDEX

Exhibit
Number                                       Description
------                                       -----------
17(e)     ---    Form of Proxy

                                                                 EXHIBIT 17(e)


[Proxy Card Front]


                 MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
                                 P.O. BOX 9011

                       PRINCETON, NEW JERSEY 08543-9011


                                     PROXY

          This proxy is solicited on behalf of the Board of Directors


         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Susan B. Baker as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Merrill Lynch Internet Strategies Fund, Inc. (the "Fund") held of record by the undersigned on June 8, 2001 at a Special Meeting of stockholders of the Fund to be held on August 31, 2001, or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted "for" item 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

                             (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

         Please mark boxes /X/ or [X] in blue or black ink.

         1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc. and Master Internet Strategies Trust.

                  FOR [ ]        AGAINST [ ]     ABSTAIN  [ ]

         2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                           Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               Dated:
                                      -----------------------------------


                               X
                                 ----------------------------------------


                                                     Signature

                               X
                                 ----------------------------------------


                                                Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.